UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

HCW BIOLOGICS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

On March 31, 2025

February 21, 2025

To Our Stockholders:

You are cordially invited to attend the Special Meeting of Stockholders of HCW Biologics Inc. (the “Company” or “HCWB”) on Monday, March 31, 2025 at 10:00 a.m. Eastern Time. This Special Meeting will be a completely virtual meeting, conducted only via live webcast at www.virtualshareholdermeeting.com/HCWB2025SM. You will be able to attend and participate in the Special Meeting online, submit questions during the meeting and vote your shares electronically. In addition, although the live webcast is available only to stockholders at the time of the meeting, following completion of the Special Meeting, a webcast replay will be available at www.virtualshareholdermeeting.com/HCWB2025SM for a period of one year after the Special Meeting.

At the Special Meeting the Company will submit the following three proposals to its stockholders for approval:

1.

To approve an amendment to the Company’s Certificate of Incorporation on or before the one (1) year anniversary of the Special Meeting, to implement one or more reverse stock splits of the outstanding shares of the Company’s common stock, par value $0.0001 per share (our “Common Stock”) (as necessary to maintain a listing of our common stock on The Nasdaq Stock Market LLC (“Nasdaq”)) in an aggregate range from one-for-twenty (1:20) up to one-for-fifty (1:50), or anywhere between (the “Reverse Stock Split”), all as determined in the sole discretion of our Board of Directors (our “Board”) (the “Reverse Stock Split Proposal”) (“Proposal One”);

2.

To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of our Common Stock, or such lesser number of shares as our Board determines, pursuant to that certain Equity Purchase Agreement, dated February 20, 2025 (the “Purchase Agreement”) set forth on Appendix A attached hereto and that certain Registration Rights Agreement, dated February 20, 2025 (the “Rights Agreement”) set forth on Appendix A hereto, entered into in connection with an equity line of credit with Square Gate Capital Master Fund, LLC – Series 4 (the “ELOC Proposal”) (“Proposal Two”);

3.

To approve, for purposes of complying with Nasdaq Listing Rules 5635(c) and 5635(d), the issuance of shares of our Common Stock upon conversion of up to $6,905,000 of principal amount of Senior Secured Notes issued by the Company to certain investors therein, including certain officers, directors and stockholders of the Company (the “Noteholders”), pursuant to that certain Amended and Restated Senior Secured Note Purchase Agreement dated July 2, 2024, as amended by the First Amendment to Amended and Restated Senior Secured Note Purchase Agreement dated September 30, 2024, and as it may be further amended in accordance with the Principal Terms for Conversion Amendment, which has been approved by our Board and the Noteholders and set forth on Appendix B attached hereto (the “Principal Terms”) and such additional terms and conditions not materially inconsistent with such Principal Terms for Conversion as our Board may hereafter approve (the “Note Conversion Proposal”) (“Proposal Three”).

4.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

On or about February 21, 2025, we will commence mailing a Notice of Special Meeting and Proxy Statement to our stockholders along with instructions on how to access our Proxy Statement via the Internet and authorize a proxy to vote your shares online. Please use this opportunity to take part in our affairs by voting on the business to come before the Special Meeting. Our Board has fixed the close of business on February 18, 2025, as the record date for the Special Meeting (the “Record Date”), and only stockholders of record as of the Record Date may vote at the Special Meeting and any postponements or adjournments of the meeting. All stockholders are cordially invited to participate in the Special Meeting and any postponements or adjournments there of. Returning the paper proxy card or voting electronically does NOT deprive you of your right to participate in the virtual meeting and to vote your shares for the matters acted upon at the meeting.

Our Board recommends a vote FOR Proposal One and Proposal Two. As four of the five members of our Board are Noteholders, our Board will not make a recommendation for Proposal Three. For ten days prior to the Special Meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 2929 N. Commerce Parkway, Miramar, Florida 33025.

Your vote is important. Whether or not you expect to attend and participate in the Special Meeting, please vote as soon as possible by submitting your proxy electronically via the internet or, if you requested paper copies of the proxy materials, by telephone by following the instructions in the proxy materials or by completing, signing and dating the proxy card and returning it in the enclosed postage paid envelope.

On behalf of our Board, thank you for your participation in this important process.

Sincerely,

Hing C. Wong, Ph.D.

Founder and Chief Executive Officer

2929 N. Commerce Parkway

Miramar, Florida 33025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON March 31, 2025: THE PROXY STATEMENT AND PROXY CARD ARE AVAILABLE FREE OF CHARGE AT www.proxyvote.com.

HCW BIOLOGICS INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held March 31, 2025

Time and Date:	March 31, 2025 at 10:00 a.m., Eastern Time.

Place:	The Special Meeting will be a virtual meeting conducted exclusively online via live audio webcast on the internet at www.virtualshareholdermeeting.com/HCWB2025SM. By logging onto this website with the control number included on your proxy card or voting instruction form at the designated time, stockholders and proxyholders of record as of the record date identified below may be deemed present in person and eligible to vote at the Special Meeting.

Items of Business:	1. To approve an amendment to the Company’s certificate of incorporation on or before the one (1) year anniversary of the Special Meeting, to implement one or more reverse stock splits of the outstanding shares of the Company’s common stock, par value $0.0001 per share (our “Common Stock”) (as necessary to maintain a listing of our Common Stock on The Nasdaq Stock Market LLC (“Nasdaq”)) in an aggregate range from one-for-twenty (1:20) up to one-for-fifty (1:50), or anywhere between (the “Reverse Stock Split”), all as determined in the sole discretion of the our Board of Directors (our “Board”) (the “Reverse Stock Split Proposal”) (“Proposal One”).

2. To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of our Common Stock, or such lesser number of shares as our Board determines, pursuant to that certain Equity Purchase Agreement, dated July 20, 2025 (the “Purchase Agreement”) and that certain Registration Rights Agreement, dated July 20, 2025 (the “Rights Agreement”) entered into in connection with an equity line of credit with Square Gate Capital Master Fund, LLC – Series 4 (the “ELOC Proposal”) (“Proposal Two”).

3. To approve, for purposes of complying with Nasdaq Listing Rules 5635(c) and 5635(d), the issuance of shares of our Common Stock upon conversion of up to $6,905,000 of principal amount of Senior Secured Notes issued by the Company to certain investors therein, including certain officers, directors and stockholders of the Company (collectively, the “Noteholders”), pursuant to that certain Amended and Restated Senior Secured Note Purchase Agreement dated July 7, 2024, as amended by the First Amendment to Amended and Restated Senior Secured Note Purchase Agreement dated September 30, 2024, and as it may be further amended in accordance with the Principal Terms for Conversion Amendment, which has been approved by the Company and the Noteholders signatory thereto and set forth on Appendix B attached hereto (the “Principal Terms”) and such additional terms and conditions not materially inconsistent with such Principal Terms for Conversion as our Board may hereafter approve (the “Note Conversion Proposal”) (“Proposal Three”).

4. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Record Date:	Only stockholders of record at the close of business on February 18, 2025 are entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments thereof.

Proxy Voting:	Each share of common stock that you own represents one vote.

For questions regarding your stock ownership, you may contact us through our website at https://investors.hcwbiologics.com/ir-resources/contact-us or email us at info@hcwbiologics.com, or, if you are a registered holder, contact our transfer agent, Equiniti Trust Company, LLC, through its website at www.equiniti.com or by phone at (800) 937-5449.

By Order of the Board of Directors,

Hing C. Wong, Ph.D.

Founder and Chief Executive Officer

Miramar, FL

February 21, 2025

Whether or not you expect to participate in the virtual Special Meeting, please vote as promptly as possible in order to ensure your representation at the Special Meeting. You may vote online or, if you received printed copies of the proxy materials, by telephone or by using the proxy card or voting instruction form provided with the printed proxy materials.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are based on expectations, estimates and projections as of the date of this proxy statement. All statements other than statements of historical facts contained in this proxy statement, including statements regarding effecting a reverse stock split, the timing of a reverse stock split, the principal effects of a reverse stock split, and the intended benefits of a reverse stock split, are forward-looking statements.

The words “anticipate,” “believe,” “could,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results, including:

•	the effect of the Reverse Stock Split, the ELOC and/or the Note Conversion on the price of our common stock;

•	the effect of the Reverse Stock Split, the ELOC and/or the Note Conversion on the liquidity of our common stock; and

•	our ability to regain and maintain compliance with the listing standards of Nasdaq.

We caution you that the foregoing list may not contain all of the forward-looking statements made in this proxy statement. We have based these forward-looking statements largely on our current expectations about future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading, “Certain Risks and Potential Disadvantages” in each of Proposals 1 through 3 and in our other filings with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this proxy statement to conform these statements to actual results or to changes in our expectations.

HCW BIOLOGICS INC.

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, MARCH 31, 2025

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the board of directors of HCW Biologics Inc. (“HCW Biologics”, “HCWB” or the “Company”) for use at HCW Biologics’ Special Meeting of Stockholders (the “Special Meeting” or “meeting”) to be held online on Monday, March 31, 2025 at 10:00 a.m., Eastern Time via live webcast at www.virtualshareholdermeeting.com/HCWB2025SM. References in this proxy statement for the Special Meeting (the “Proxy Statement”), to “we,” “us,” “our,” the “Company,” “HCWB” or “HCW Biologics” refer to HCW Biologics Inc.

INTERNET AVAILABILITY OF PROXY MATERIALS

We will begin the process of mailing, on or about February 21, 2025, the Proxy Statement, as well as the Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”), to our stockholders of record and beneficial owners at the close of business on February 18, 2025. On the date of mailing of the Notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Notice of Internet Availability (in addition to receiving a hard copy of the proxy materials by mail). These proxy materials will be available free of charge.

The Notice of Internet Availability will identify the website where the proxy materials will be made available; the date, the time and location of the Special Meeting; the matters to be acted upon at the meeting and our board of directors’ recommendations with regard to each matter; and information on how to participate in the meeting and vote in person.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS, VOTING, AND THE MEETING

Q:	What is the purpose of the meeting?

A:

At the meeting, stockholders will act upon the proposals described in this Proxy Statement. In addition, following the formal portion of the meeting, management will be available to respond to questions from stockholders.

Q:	What is included in the proxy materials?

A:	These materials include:

•	Notice of Special Meeting of Stockholders; and

•	The Proxy Statement and Appendices

If you received printed versions of these materials by mail (rather than through electronic delivery), the materials also included a proxy card or voting instruction form.

Q:	What proposals are scheduled to be voted on at the meeting?

A:

Stockholders will be asked to vote on the following three proposals at the meeting, each of which are, among other things, part of the Company’s plan to regain compliance with applicable Nasdaq listing requirements:

1.

To approve an amendment to the Company’s Certificate of Incorporation on or before the one (1) year anniversary of the Special Meeting, to implement one or more reverse stock splits of the outstanding shares of the Company’s common stock, par value $0.0001 per share (our “Common Stock”) (as necessary to maintain a listing of our Common Stock on Nasdaq) in an aggregate range from one-for-twenty (1:20) up to one-for-fifty (1:50), or anywhere between (the “Reverse Stock Split”), all as determined in the sole discretion of our Board (the “Reverse Stock Split Proposal”) (“Proposal One”); and

2.

To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of our Common Stock, or such lesser number of shares as our Board determines, pursuant to that certain Equity Purchase Agreement, dated July 20, 2025 (the “Purchase Agreement”) set forth on Appendix A attached hereto and that certain Registration Rights Agreement, dated July 20, 2025 (the “Rights Agreement”) set forth on Appendix A attached hereto, entered into in connection with an equity line of credit with Square Gate Capital Master Fund, LLC – Series 4 (the “ELOC Proposal”) (“Proposal Two”); and

3.

To approve, for purposes of complying with Nasdaq Listing Rules 5635(c) and 5635(d), the issuance of shares of our Common Stock upon conversion of up to $6,905,000 of principal amount of Senior Secured Notes issued by the Company to certain investors therein, including certain officers, directors and stockholders of the Company (collectively, the “Noteholders”), pursuant to that certain Amended and Restated Senior Secured Note Purchase Agreement dated July 7, 2024, as amended by the First Amendment to Amended and Restated Senior Secured Note Purchase Agreement dated September 30, 2024, and as it may be further amended in accordance with the Principal Terms for Conversion Amendment, which has been approved by the Company and the Noteholders and set forth on Appendix B attached hereto (the “Principal Terms”) and such additional terms and conditions not materially inconsistent with such Principal Terms for Conversion as the Board of Directors may hereafter approve (the “Note Conversion Proposal”) (“Proposal Three”).

Additionally, stockholders may be asked to transact any other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Q:	Could matters other than Proposal One, Proposal Two and Proposal Three be decided at the meeting?

A:

Our bylaws require that we receive advance notice of any proposal to be brought before the meeting by stockholders of HCW Biologics, and we have not received notice of any such proposals. If any other matter were to come before the meeting, the proxy holders appointed by our board of directors will have the discretion to vote on those matters for you.

Q:	How does the board of directors recommend I vote on these proposals?

A:	Our board of directors recommends that you vote your shares:

•	“FOR” the Reverse Stock Split Proposal (Proposal One); and

•	“FOR” the ELOC Proposal (Proposal Two); and

•	As four of five members of our Board are also Noteholders, the board of directors does not make a recommendation with respect to the Note Conversion Proposal (Proposal Three).

Q.	How can I access the proxy materials?

A:

We are mailing the Special Meeting proxy materials to our stockholders and also providing access to those materials over the Internet. In connection with this process, a Notice of Internet Availability is being mailed to our stockholders who have not previously requested electronic access to our proxy materials or paper proxy materials. The Notice of Internet Availability contains instructions on how you may access and review our proxy materials on the internet and how you may submit a proxy for your shares over the internet. The Notice of Internet Availability will also tell you how to request our proxy materials in printed form or by email, at no charge. The Notice of Internet Availability contains a control number that you will need to submit a proxy for your shares. Please keep the Notice for your reference through the meeting date. Anyone attending the Special Meeting must observe the rules approved by the board of directors.

Q:	Who may vote at the Special Meeting?

A:

Stockholders of record as of the close of business on February 18, 2025, (“the Record Date”), are entitled to receive notice of, to attend and participate, and to vote at the Special Meeting. At the close of business on the Record Date, there were 44,540,394 shares of our Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered the stockholder of record with respect to those shares, and these proxy materials were sent directly to you by HCW Biologics.

Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker or Nominee

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and these proxy materials were forwarded to you by that organization rather than from us. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Because you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Special Meeting. Beneficial owners must obtain a valid proxy from the organization that holds their shares and present it to Equiniti Trust Company, LLC, at least two (2) weeks in advance of the Special Meeting.

Q:	How do I vote?

A:	The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are the stockholder of record, you may vote your shares online during the virtual Special Meeting (see “How can I participate in the virtual Special Meeting?” below) or by proxy in advance of the Special Meeting by internet (at www.virtualshareholdermeeting.com/HCWB2025SM), by telephone (at 1-800-690-6903), or, if you requested and received a printed copy of the proxy materials, you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Votes submitted by telephone or through the internet must be received by 11:59 p.m. Eastern Time, on March 30, 2025. If you vote by mail, your proxy card must be received before voting begins at the Special Meeting. Submitting your proxy, whether by telephone, through the internet or by mail will not affect your right to vote in person virtually should you decide to attend and participate in the meeting virtually.

Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee

If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. The voting deadlines and availability of telephone and internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. To ensure that your vote is counted, complete and mail the voting instruction form provided by your brokerage firm, bank, or other nominee as directed by your nominee. To electronically vote in person virtually at the meeting online, you must obtain a legal proxy from your nominee. Follow the instructions from your nominee included with our proxy materials or contact your nominee to request a proxy form.

Your vote is important. Whether or not you plan to participate in the Special Meeting, we urge you to vote by proxy to ensure that your vote is counted.

Q:	What shares can I vote?

A:

Each share of our Common Stock issued and outstanding as of the close of business on February 18, 2025 is entitled to vote on all items being voted on at the meeting. You may vote all shares owned by you as of February 18, 2025, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Q:	How many votes am I entitled to per share?

A:	Each holder of shares of common stock is entitled to one vote for each share of common stock held as of February 18, 2025.

Q:	What is the quorum requirement for the meeting?

A:

The holders of a majority of the voting power of the shares of our common stock entitled to vote at the Special Meeting as of the Record Date must be present in person virtually or represented by proxy at the Special Meeting in order to hold the Special Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Special Meeting if you are present and vote in person virtually at the Special Meeting or if you have properly submitted a proxy.

Q:	How are abstentions and broker non-votes treated?

A:

Abstentions (i.e., shares present at the Special Meeting and marked “abstain”) are deemed to be shares presented or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. Abstentions have no effect on Proposal One, Proposal Two or Proposal Three.

A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any “non-routine” matters brought to a vote at the stockholders meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon.

Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the proposal for Reverse Stock Split Proposal (Proposal One). A broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. “Non-routine” matters include proposals other than Proposal One, such as the ELOC Proposal and the Note Conversion Proposal. Accordingly, we encourage you to provide voting instructions to your broker or other nominee, regardless of whether or not you plan to attend the meeting.

Q:	What is the vote required for each proposal?

A:	The votes required to approve each proposal are as follows:

•	Proposal One: Approval will be obtained if the number of votes cast “FOR” the proposal at the Special Meeting exceeds the number of votes “AGAINST” the proposal.

•	Proposal Two: Approval will be obtained if the number of votes cast “FOR” the proposal at the Special Meeting exceeds the number of votes “AGAINST” the proposal.

•	Proposal Three: Approval will be obtained if the number of votes cast “FOR” the proposal at the Special Meeting exceeds the number of votes “AGAINST” the proposal.

Q:	If I submit a proxy, how will it be voted?

A:

When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in the Proxy Statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Special Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q:	What should I do if I get more than one proxy card or voting instruction form?

A:

Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials, proxy cards or voting instruction forms. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction forms you receive relating to our Special Meeting to ensure that all of your shares are voted and counted.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote or the polls closing at the Special Meeting.

If you are the stockholder of record, you may change your vote by:

•	granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);

•	providing a written notice of revocation to HCW Biologics’ Secretary at HCW Biologics Inc., 2929 N. Commerce Parkway, Miramar, Florida 33025, prior to your shares being voted, or

•

participating in the Special Meeting and voting electronically online at www.virtualshareholdermeeting.com/HCWB2025SM. Participation alone at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically vote during the meeting online at www.virtualshareholdermeeting.com/HCWB2025SM.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Q:	How can I participate in the virtual Special Meeting?

A:

There is no physical location for the Special Meeting. Stockholders of record as of the close of business on the Record Date are entitled to participate virtually in the Special Meeting, including to vote, ask questions and view the list of registered stockholders as of the record date during the Special Meeting by visiting www.virtualshareholdermeeting.com/HCWB2025SM. To participate and vote in the Special Meeting, you will need the control number included on your proxy card or voting instruction form.

We are committed to ensuring, to the extent possible, that stockholders will be given the same participation rights that they would be given if they attended an in-person meeting. We will endeavor to answer as many stockholder-submitted questions as time permits that comply with the Special Meeting rules of conduct. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.

The meeting webcast will begin promptly at 10:00 a.m., Eastern Time. Online check-in will begin at 9:45 a.m., Eastern Time, and we encourage you to allow ample time for check-in procedures. If you experience technical difficulties during the check-in process or during the meeting, please call the technical support number provided on the log-in page of the virtual meeting. Additional information regarding the rules and procedures for participating in the Special Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website. Regardless of whether you plan to participate in the Special Meeting, it is important that your shares be represented and voted at the Special Meeting. Accordingly, we encourage you to vote in advance of the Special Meeting. Please be aware that participating in the Special Meeting will not, by itself, revoke a proxy. See, “Can I change my vote or revoke my proxy?” above for more details.

Q:	How do I submit questions during the meeting?

A:

Stockholders may submit questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/HCWB2025SM and using their 16-digit control number to enter the meeting. Questions may be submitted by typing them into the text box provided.

Q:	Is there a list of stockholders entitled to vote at the Special Meeting?

A:

For a period of ten (10) days ending on the day before the meeting, the names of stockholders of record entitled to vote will be available for inspection by stockholders for any purpose germane to the meeting between the hours of 9:00 a.m. and 5:00 p.m., local time, at our offices located at 2929 N. Commerce Parkway, Miramar, Florida 33025. Please send a written request to our Secretary at HCW Biologics Inc., 2929 N. Commerce Parkway, Miramar, Florida 33025, or email legal@HCWBiologics.com to schedule an appointment. This list will also be available for inspection during the Special Meeting at www.virtualshareholdermeeting.com/HCWB2025SM.

Q:	Who will tabulate the votes?

A:	A representative of the Company will serve as the Inspector of Elections and will tabulate the votes at the Special Meeting.

Q:	Where can I find the voting results of the Special Meeting?

A:

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements we deliver a single copy of the Notice of Internet Availability and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. Please see the section titled “Householding” for information on how to obtain additional copies of proxy materials.

Q:	What if I have questions about my HCW Biologics shares or need to change my mailing or email address?

A:

You may contact our transfer agent, Equiniti Trust Company, LLC, by telephone at (800) 937-5449, through its website at www.equiniti.com or by U.S. mail at 55 Challenger Road, 2nd Floor, Ridgefield Park, New Jersey 07660, if you have questions about your HCW Biologics shares or need to change your mailing or email address.

Q:	What if I need to change my email address?

A:

If you need to change the email address that we use to mail proxy materials to you or if you wish to sign up to receive future mailings via email, please go to the website provided on your proxy card or voting instruction card, to request to receive materials solely by electronic delivery in the future and supply the appropriate email address.

Q:	Who is soliciting my proxy and paying for the expense of solicitation?

A:

The proxy for the Special Meeting is being solicited on behalf of our board of directors. We will pay the cost of preparing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies electronically, we expect that our directors, officers and employees may solicit proxies in person or by telephone, mailings, emails or otherwise. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We expect to retain Advantage Proxy to solicit votes on behalf of our board of directors. If you choose to access the proxy materials or vote via the internet or by phone, you are responsible for any internet access or phone charges you may incur.

PROPOSAL ONE:

APPROVAL OF AMENDMENT TO THE CHARTER TO EFFECT ONE OR MORE REVERSE STOCK SPLITS OF THE COMMON STOCK AT THE DISCRETION OF THE BOARD OF DIRECTORS

General

We are asking stockholders to approve a proposed amendment to our Certificate of Incorporation ( the “Charter”) to implement, at the discretion of the Board at any time prior to the one-year anniversary of the Special Meeting, one or more reverse stock splits of the outstanding shares of our Common Stock in an aggregate range of not less than one-for-twenty (1:20) shares and not more than one-for-fifty (1:50) shares, (the “Reverse Stock Split Proposal”). The implementation of a Reverse Stock Split will not reduce the total number of authorized shares of our Common Stock.

The Board has unanimously approved and declared advisable the Reverse Stock Split Proposal and recommended that our stockholders approve one or more amendments to the Charter, at the discretion of our Board, to effect this proposal (each, a “Reverse Split Certificate”).

If stockholders approve this proposal, then our Board will cause one or more Reverse Split Certificates to be filed with the Delaware Secretary of State and a Reverse Stock Split to be effected only if the Board determines that a Reverse Stock Split would be in the best interests of the Company and its stockholders. The Board also may determine in its discretion not to effect a Reverse Stock Split and not to file the Reverse Split Certificate(s). No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split Proposal.

The Reverse Split Certificate(s) will effect a reverse stock split of the outstanding shares of our Common Stock at an aggregate reverse stock split ratio ranging from 1-for-20 to 1-for-50, as determined by the Board. We are proposing that the Board have the discretion to select the Reverse Stock Split ratio from within this range, rather than proposing that stockholders approve a specific ratio at this time, in order to give the Board the flexibility to implement a Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below under “Criteria to be Used for Determining Whether to Implement Reverse Stock Split.” We believe that enabling the Board to set the ratio of the Reverse Stock Split within the stated range is in the best interests of the Company and its stockholders because it will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders and because it is not possible to predict market conditions at the time a reverse stock split would be implemented.

As of the Record Date, there were 44,544,996 shares of our Common Stock outstanding. Based on such number of shares of Common Stock outstanding, immediately following the effectiveness of a Reverse Stock Split (without giving effect to the issuance of whole shares in lieu of fractional shares), we will have, depending on the Reverse Stock Split ratio selected by the Board, outstanding shares of Common Stock as illustrated in the tables under the caption “—Principal Effects of a Reverse Stock Split—General.”

All holders of our Common Stock will be affected equally by a Reverse Stock Split.

No fractional shares of our Common Stock will be issued as a result of a Reverse Stock Split. Instead, any stockholders who would have been entitled to receive a fractional share as a result of a Reverse Stock Split will receive in lieu thereof one additional whole share of our Common Stock; provided that, whether or not fractional shares would be issuable as a result of a Reverse Stock Split shall be determined on the basis of (a) the total number of shares of our Common Stock that were outstanding immediately prior to the effective time of the Reverse Stock Split (the “Effective Time”) and (b) the aggregate number of shares of our Common Stock after the Effective Time into which the shares of our Common Stock have been reclassified; and with respect to holders of shares of our Common Stock in book-entry form in the records of the Company’s transfer agent that were outstanding immediately prior to the Effective Time, any holder who would otherwise be entitled to a fractional share of our Common Stock as a result of a Reverse Stock Split, following the Effective Time, shall be entitled to receive one additional share of our Common Stock automatically and without any action by the holder. Each holder of shares of our Common Stock will hold the same percentage of the outstanding shares of our Common Stock immediately following a Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in stockholders receiving whole shares in lieu of fractional shares. The par value of our Common Stock will continue to be $0.0001 per share (see “—Principal Effects of a Reverse Stock Split—Effect of Reverse Stock Split on Stated Capital”).

Background and Reasons for the Reverse Stock Split Proposal

The Board believes that effecting one or more Reverse Stock Splits would help us to:

•	maintain the listing of our Common Stock on Nasdaq;

•	increase the per share price of our Common Stock;

•	maintain the marketability and liquidity of our Common Stock; and

•	provide other potential benefits.

Maintain Our Listing on Nasdaq

One purpose for effectuating a Reverse Stock Split, should the Board choose to effect one, would be to maintain the listing of our Common Stock on Nasdaq. Our Common Stock is listed on Nasdaq under the symbol “HCWB.”

On August 6, 2024, we received a deficiency letter from The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that, because the bid price of our Common Stock closed below $1.00 per share for 30 consecutive business days, we were no longer in compliance with Nasdaq’s minimum bid price rule, which is a requirement for continued listing on Nasdaq (the “Minimum Bid Price Rule”). In accordance with Listing Rule 5810(c)(3)(A), we were provided with 180 calendar days to regain compliance with the Minimum Bid Price Rule.

On February 5, 2025, we received a written notice (the “Notice”) from Nasdaq notifying us that we failed to regain compliance with the Minimum Bid Price Rule and were subject to delisting. The Company was previously granted a hearing before a Nasdaq Hearings Panel (the “Panel”), to appeal a prior Nasdaq staff determination that our common stock was subject to delisting for failure to regain compliance with the market value of listed securities (“MVLS”) threshold of $50,000,000 required for continued listing on the Nasdaq Global Market under Nasdaq Listing Rule 5450(b)(3)(A), which stayed any delisting action pending the issuance of the Panel’s determination. The Panel hearing was held on February 13, 2025, and we are awaiting the Panel’s decision.

As of the Record Date, the closing price of one share of our Common Stock was $0.39. A Reverse Stock Split, if effected, should have the immediate effect of increasing the price of our Common Stock as reported on Nasdaq, which we believe would reduce the risk that our Common Stock will be delisted from Nasdaq.

Our Board believes that one or more Reverse Stock Splits are necessary to maintain our listing on Nasdaq. Accordingly, the Board recommended that our stockholders approve the Reverse Split Proposal and directed that it be submitted to our stockholders for approval at the Special Meeting. Failure to approve the Reverse Stock Split Proposal may have serious, adverse effects on the Company and its stockholders.

Increase the Per Share Price of Common Stock

If the Board chooses to effect a Reverse Stock Split, we believe it would increase the per share price of our Common Stock. In determining to seek authorization for this proposal, our Board considered that, by effectively condensing a number of pre-split shares of our Common Stock into one share of our Common Stock, the market price of a post-split share should generally be greater than the current market price of a pre-split share.

Maintain the Marketability and Liquidity of our Common Stock

The Board believes that the increased market price of our Common Stock expected as a result of implementing one or more Reverse Stock Splits could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock. For example, certain practices and policies favor higher-priced securities listed on a national securities exchange, like Nasdaq, over lower-priced securities quoted on the over-the-counter markets:

•

Stock Price Requirements: Many brokerage firms have internal policies and practices that have the effect of discouraging individual brokers from recommending lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced securities in their portfolios, which reduces the number of potential purchasers of our Common Stock. Investment funds may also be reluctant to invest in lower-priced securities.

•

Stock Price Volatility: A higher stock price may increase the acceptability of our Common Stock to a number of long-term investors who may not find our Common Stock attractive at its current prices due to the trading volatility often associated with securities below certain prices. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced securities.

•

Transaction Costs: Investors may be dissuaded from purchasing securities below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for lower-priced securities.

•

Access to Capital Markets: If our appeal of the Nasdaq staff determination to delist our common stock is not successful or we are unable to regain compliance with the Minimum Bid Price Rule and our Common Stock is delisted from Nasdaq, investor demand for additional shares of our Common Stock would be limited, thereby preventing us from accessing the public equity markets as a strategy to raise additional capital.

We believe that Reverse Stock Split(s), if effected, could increase analyst and broker interest in our Common Stock by avoiding these internal policies and practices. Increasing visibility of our Common Stock among a larger pool of potential investors could result in higher trading volumes. We also believe that one or more Reverse Stock Splits may make our Common Stock a more attractive and cost-effective investment for many investors, which could enhance the liquidity of our Common Stock for our stockholders. These increases in visibility and liquidity could also help facilitate future financings and give management more flexibility to focus on executing our business strategy, which includes the strategic management of authorized capital for business purposes.

In evaluating whether to seek stockholder approval for the Reverse Stock Split Proposal, our Board took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Accordingly, after taking into account the negative factors associated with reverse stock splits and based on the positive factors discussed herein, the Board believes that being able to effect one or more Reverse Stocks Split is in the best interests of the Company and its stockholders.

Criteria to be Used for Determining Whether to Implement Reverse Stock Split

In determining whether and when to effect a Reverse Stock Split and which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of this proposal, the Board may consider factors such as:

•	whether the Panel grants us additional time to regain compliance with the Minimum Bid Price Rule;

•	the historical trading price and trading volume of our Common Stock;

•	the then-prevailing trading price and trading volume of our Common Stock and the expected impact of a Reverse Stock Split on the trading market for our Common Stock in the short- and long-term;

•	the continued listing requirements for our Common Stock on Nasdaq or other applicable exchange and our ability to maintain the listing of our Common Stock on Nasdaq;

•	actual and forecasted results of operations, and the likely effect of these results on the market price of our Common Stock;

•	the projected impact of a Reverse Stock Split ratio on trading liquidity in our Common Stock;

•	the number of shares of our Common Stock outstanding and the potential devaluation of our market capitalization as a result of a Reverse Stock Split; and

•	prevailing general market, industry and economic conditions.

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split

We cannot assure you that a Reverse Stock Split will increase the price of our Common Stock.

We expect that a Reverse Stock Split will increase the market price of our Common Stock. However, the effect of a Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies of similar size to us is varied, particularly because investors may view a reverse stock split negatively. It is possible that the per share price of our Common Stock after a Reverse Stock Split will not increase in the same proportion as the reduction in the number of outstanding shares of our Common Stock following the Reverse Stock Split, and a Reverse Stock Split may not result in a per share price that would attract investors who do not trade in lower-priced securities. In addition, we cannot assure you that our Common Stock will be more attractive to investors. Even if we implement one or more Reverse Stock Splits, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split(s), including our future performance. If a Reverse Stock Split is consummated and the trading price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

A Reverse Stock Split may decrease the liquidity of our Common Stock and result in higher transaction costs.

A Reverse Stock Split may decrease the liquidity of our Common Stock because fewer shares would be outstanding after the Reverse Stock Split. In addition, if the Board implements a Reverse Stock Split, more stockholders may own “odd lots” of fewer than 100 shares of our Common Stock, which may be more difficult to sell. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares or multiples of 100 shares of our Common Stock. Accordingly, a Reverse Stock Split may not achieve the desired results of increasing marketability of our Common Stock as described above.

If the Reverse Stock Split Proposal is approved and effected, the resulting per-share market price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our Common Stock may not improve.

While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that a Reverse Stock Split will result in a per-share market price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

A decline in the market price of our Common Stock after a Reverse Stock Split is approved and effected may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split.

If the Reverse Stock Split Proposal is approved and a Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of our Common Stock outstanding.

Effective Time

The Effective Time of a Reverse Stock Split, if the Reverse Stock Split Proposal is approved by stockholders and implemented by us, will be the date and time that is determined by the Board, but will be no later than the one-year anniversary of the Special Meeting.

If, at any time prior to the filing of a Reverse Split Certificate with the Delaware Secretary of State, the Board, in its discretion, determines that it is in the best interests of the Company and its stockholders to delay the filing of the Reverse Split Certificate or to abandon any Reverse Stock Split, that Reverse Stock Split may be delayed or abandoned, without any further action by our stockholders.

At the Effective Time, the Reverse Stock Split will combine, automatically and without any action on the part of us or our stockholders, the shares of our Common Stock outstanding immediately prior thereto into a lesser number of new shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by the Board within the limits set forth in this proposal, and will round any fractional shares up to the nearest whole share.

Fractional Shares

Stockholders will not receive fractional shares of our Common Stock in connection with a Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the Reverse Stock Split will automatically be entitled to receive an additional share of our Common Stock. In other words, any fractional share will be rounded up to the nearest whole number. Shares of our Common Stock held in registered form and shares of our Common Stock held in “street name” (that is, through a broker) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting a Reverse Stock Split.

Principal Effects of a Reverse Stock Split

General

After the Effective Time, the number of our outstanding shares of our Common Stock will decrease at the Reverse Stock Split ratio of not less than 1-for-20 and not more than 1-for-50. A Reverse Stock Split would be effected simultaneously for all shares of our Common Stock at the same ratio for all shares, resulting in each stockholder owning fewer shares of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving whole shares in lieu of fractional shares as described above. Voting rights and other rights and preferences of the holders of our Common Stock will not be affected by a Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to the Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after the Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split. A Reverse Stock Split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”).

The principal effects of a Reverse Stock Split will be that:

•	each twenty to fifty shares of our Common Stock owned by a stockholder (depending on the Reverse Stock Split ratio selected by the Board), will be combined into one new share of our Common Stock;

•

no fractional shares of our Common Stock will be issued in connection with a Reverse Stock Split; instead, any fractional shares resulting from the Reverse Stock Split will round up to the next whole share;

•

proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of warrants and all then-outstanding awards under all of the Company’s equity plans;

•	the number of stockholders owning “odd lots” of less than 100 shares of our Common Stock may increase; and

•	the number of shares then reserved for issuance under the Company’s equity plans will be proportionately reduced.

The following table contains approximate information, based on share information as of February 18, 2025, showing the impact of a Reverse Stock Split at different ratios:

	Number of Shares of Common Stock Before Reverse Stock Split	1-for-20	1-for-30	1-for-40	1-for-50
Authorized	250,000,000	250,000,000	250,000,000	250,000,000	250,000,000
Issued and Outstanding[1]	44,540,394	2,227,020	1,484,680	1,113,510	890,808
Issuable Upon Conversion of Senior Secured Notes[2]	10,123,083	506,154	337,436	253,077	202,462
Issuable under Outstanding Equity Awards[3]	1,779,338	88,967	59,311	44,483	35,587
Reserved for Future Issuance[4]	3,444,343	172,217	114,811	86,109	68,887

Authorized but Unissued and Unreserved[5]	190,112,842	247,005,642	248,003,762	248,502,821	248,802,256

1	Issued and outstanding shares include 6,717,000 shares of our Common Stock issued in an equity financing on November 20, 2024.
2

The conversion of the Senior Secured Notes is subject to stockholder approval, but if approved, at least $6,580,000 of outstanding principal will convert to shares of our Commons Stock at a conversion price of $0.65 per share.

3	Shares issuable under outstanding equity awards, as reported as of December 31, 2023.
4	Shares reserved for future issuance under the Company’s 2021 Equity Incentive Plan, as reported as of December 31, 2023.
5	Consists of shares of Common Stock authorized but unissued and unreserved for future issuance.

As illustrated in the table above, a Reverse Stock Split will not result in a reduction of the total number of shares of our Common Stock that we are authorized to issue. The par value of our Common Stock would remain unchanged at $0.0001 per share.

After a Reverse Split Certificate is effective, our Common Stock will have a new Committee on Uniform Securities Identification Procedures, or CUSIP number, a number used to identify our Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of a Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on Nasdaq under the symbol “HCWB” immediately following the Reverse Stock Split.

Effect of Reverse Stock Split on Stated Capital

Following a Reverse Stock Split, the par value of our Common Stock will remain $0.0001 per share. As a result of the Reverse Stock Split, the stated capital on our balance sheet attributable to Common Stock (subject to a minor adjustment in respect of the treatment of fractional shares) and the additional paid-in capital account will, in total, not change due to the Reverse Stock Split. However, the allocation between the stated capital attributable to our Common Stock and the additional paid-in capital on our balance sheet will change because there will be fewer shares of Common Stock outstanding. The stated capital attributable to Common Stock will decrease, and in turn, the stated capital attributable to the additional paid-in capital will increase. The net income or loss per share of Common Stock will increase because there will be fewer shares of Common Stock outstanding. A Reverse Stock Split would be reflected retroactively in our consolidated financial statements. We do not anticipate that any other accounting consequences would arise as a result of a Reverse Stock Split.

Shares Held in Book-Entry and Through a Broker

The combination of, and reduction in, the number of outstanding shares of our Common Stock as a result of a Reverse Stock Split will occur automatically at the Effective Time without any additional action on the part of our stockholders.

Upon a Reverse Stock Split, we intend to treat stockholders holding shares of our Common Stock in “street name” (that is, through a broker) in the same manner as registered stockholders whose shares of our Common Stock are registered in their names. Brokers will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name;” however, these brokers may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Common Stock with a broker, and you have any questions in this regard, we encourage you to contact your holder of record.

If you hold registered shares of our Common Stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of Common Stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of our Common Stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of post-Reverse Stock Split shares of our Common Stock you hold.

Effects on Equity Compensation Plans and Awards and Convertible Securities

If a Reverse Stock Split is implemented, proportionate adjustments would generally be required to be made with regard to:

•	the number of shares deliverable upon vesting and settlement of outstanding options under the Plan;

•	the number of shares reserved for issuance under the Plan; and

•

the per share conversion price, and the number of shares issuable upon conversion of, outstanding convertible securities entitling the holders to purchase or convert into, or otherwise acquire shares of our Common Stock.

In the case of options, convertible securities or other rights to acquire shares of our Common Stock, these adjustments would result in approximately the same aggregate price required under such options, convertible securities or other rights upon exercise, conversion, or settlement, and approximately the same value of shares of Common Stock being delivered upon such exercise, conversion, or settlement, immediately following a Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.

The number of shares of our Common Stock issuable upon exercise or vesting of outstanding equity awards and options and the exercise or purchase price related thereto, if any, would be equitably adjusted in accordance with the terms of the Plan, as applicable, or such stock option grants, as the case may be, which may include rounding the number of shares of our Common Stock issuable down to the nearest whole share or the payment of cash for fractional shares.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in any Reverse Stock Split that is not shared by all of our other stockholders.

Reservation of Right to Delay the Filing of the Reverse Split Certificate, or Abandon the Reverse Stock Split

We reserve the right to delay the filing of the Reverse Split Certificate or abandon any Reverse Stock Split and at any time before the Effective Time, even if the Reverse Stock Split Proposal has been approved by stockholders at the Special Meeting. By voting in favor of the Reverse Stock Split Proposal, you are also expressly authorizing the Board to delay, until the one-year anniversary of the Special Meeting, or abandon any Reverse Stock Split if the Board determines that such action is in the best interests of the Company and its stockholders.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following a Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

No Appraisal Rights

Under Delaware law, the Charter and our Bylaws, stockholders have no rights to exercise dissenters’ rights of appraisal with respect to a Reverse Stock Split.

Material U.S. Federal Income Tax Consequences of a Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of a Reverse Stock Split to holders of our Common Stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our Common Stock that is either:

•	an individual citizen or resident of the United States;

•

a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of a Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold shares of our Common Stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold shares of our Common Stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own shares of our Common Stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of shares of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold shares of our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of a Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of a Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of a Reverse Stock Split

A Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of share of our common stock for a lesser number of shares of common stock, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of shares of our Common Stock ordinary shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our Common Stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the shares of our Common Stock received in a Reverse Stock Split will include the period during which a U.S. holder held the shares of our Common Stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF A REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF SHARES OF OUR COMMON STOCK SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF A REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Vote Required

Stockholders can vote FOR, AGAINST or ABSTAIN on Proposal One.

The affirmative vote of the majority of votes cast on the proposal is required to approve Proposal One. Proxies solicited by the Board will be voted for approval of this proposal, unless otherwise specified. If stockholder approval for this proposal is not obtained then the Reverse Stock Split will not be effected.

Recommendation of the Board

The Board recommends a vote FOR Proposal One.

PROPOSAL TWO

APPROVAL OF THE ISSUANCE OF SHARES OF THE

COMPANY’S COMMON STOCK PURSUANT TO AN EQUITY LINE OF CREDIT WITH

SQUARE GATE.

General Information About the Equity Line of Credit.

The Company entered into an Equity Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with Square Gate Capital Master Fund, LLC – Series 4 (“Square Gate”), pursuant which Square Gate agreed to purchase, from time to time at the Company’s election, up to $40,000,000 in shares of our common stock, subject to certain limitations (the “Equity Line of Credit” or “ELOC”). Copies of the Purchase Agreement and Registration Rights Agreement are attached hereto as Appendix A.

Under the applicable Nasdaq rules, in no event may we issue any shares of our Common Stock pursuant to the ELOC if the issuance of such shares of Common Stock would exceed 19.99% of the shares of our Common Stock outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless we obtain stockholder approval to issue shares of our Common Stock in excess of the Exchange Cap. In any event, we may not issue any shares of our Common Stock under the Purchase Agreement if such issuance or sale would breach any applicable rules or regulations of Nasdaq.

The Company may be limited in its ability to draw down on the ELOC and issue shares of our Common Stock under the Purchase Agreement unless and until the stockholders approve the issuance of shares in excess of 19.99%.

In order to gain compliance with the minimum stockholders’ equity of $2,500,000 required for listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(1) (the “Minimum Stockholder Equity Rule”), the Company may need to draw down on the ELOC and issue shares of our Common Stock under the Purchase Agreement in excess of the Exchange Cap.

Why Does the Company Need Stockholder Approval?

Our Common Stock is listed on Nasdaq and, as such, we are subject to the Nasdaq Stock Market Rules. Nasdaq Stock Market Rule 5635(d) is referred to as the “Nasdaq 20% Rule.” In order to comply with the Nasdaq 20% Rule and to satisfy conditions under the Purchase Agreement, we are seeking stockholder approval to permit the potential issuance of more than 19.99% of the outstanding shares of our Common Stock in accordance with the Purchase Agreement.

The Nasdaq 20% Rule requires that an issuer obtain stockholder approval prior to certain issuances of Common Stock or securities convertible into or exchangeable for Common Stock at a price less than the greater of market price or book value of such securities (on an as exercised basis) if such issuance equals 20% or more of our Common Stock or voting power of the issuer outstanding before the transaction. Upon entering into the Purchase Agreement, we could not issue or sell any shares of Common Stock, and Square Gate could not purchase or acquire any shares of our Common Stock pursuant to the Purchase Agreement, to the extent that after giving effect thereto, the aggregate number of shares of our Common Stock that would be issued pursuant to the Purchase Agreement and the transactions contemplated hereby would exceed 19.99% of the shares of our Common Stock issued and outstanding immediately prior to the execution of the Purchase Agreement) which number of shares is to be reduced, on a share-for-share basis, by the number of shares of our Common Stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by the Purchase Agreement under applicable rules of the trading market (such maximum number of shares, the “Exchange Cap”), unless the Company’s stockholders approved the issuance of Common Stock in excess of the Exchange Cap in accordance with the applicable rules of the trading market. While the Company is asking the stockholders to approve the issuance of all of the shares available under the Purchase Agreement, the Company may not need to issue and sell all such shares.

To meet the Nasdaq 20% Rule, we need stockholder approval under the listing rules of Nasdaq to remove the Exchange Cap provisions in the Purchase Agreement to permit the potential issuance of more than 20% of our outstanding Common Stock in accordance with the terms of the Purchase Agreement.

What is the Effect on Current Stockholders if Proposal Two is Approved?

If our stockholders approve this proposal, we will be able to eliminate the Exchange Cap in the Purchase Agreement and therefore have the option to issue the maximum number of shares of common stock issuable under the Purchase Agreement which would exceed 19.99% of the issued and outstanding shares of our Common Stock as of the date we executed the Purchase Agreement. This would allow the Company flexibility in accessing the equity line of credit to pursue its business growth, current announced partnerships and collaborations and maintain compliance with the Nasdaq Minimum Shareholder Equity Rule if other sources of capital are insufficient to fulfill these goals. If stockholders approve the Proposal Two, the rights or privileges of our existing stockholders will not be affected, except that the economic and voting interests of each of our existing stockholders will be significantly diluted should we choose to require Square Gate to purchase those shares pursuant to the Purchase Agreement. Although the number of shares of our Common Stock that our existing stockholders own will not decrease, the shares of our Common Stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares of our Common Stock after any such issuance.

What is the Effect on Current Stockholders if the Proposal Two is NOT approved?

If our stockholders do not approve this Proposal Two, we may be limited in the amount of money we can draw down on the line of credit under the Purchase Agreement. We are not seeking the approval of our stockholders to authorize our entry into the Purchase Agreement and related transaction documents. The failure of our stockholders to approve the proposal may result in our inability to take full advantage of the new equity line of credit and severely limit the Company’s ability to grow and/or maintain compliance with the Nasdaq Minimum Stockholder Equity Rule. Accordingly, if the Company is limited in the number of shares it can issue under the equity line of credit, dilution to stockholders will be limited and have the effect of limiting the Company’s growth potential and ability to maintain its Nasdaq listing with no additional capital under the ELOC.

Required Vote

In accordance with Delaware law, approval of Proposal Two requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote on this proposal at the Special Meeting. As a result, abstentions will have the same effect as votes against this proposal.

Recommendation of the Board

The Board recommends a vote FOR Proposal Two.

PROPOSAL THREE

APPROVAL OF THE

NOTE CONVERSION TRANSACTION

We are asking our stockholders to approve, for purposes of complying with applicable Nasdaq listing rules, the issuance of shares of our Common Stock upon conversion of up to $6,905,000 of the principal amount of notes previously issued to noteholders, including certain officers, directors and stockholders of the Company (the “Noteholders”) pursuant to that certain Amended and Restated Note Purchase Agreement dated July 2, 2024, as amended by the First Amendment to Amended and Restated Senior Secured Note Purchase Agreement dated September 30, 2024, and as it may be further amended in accordance with the Principal Terms for Conversion Amendment, which has been approved in principle by the Board of Directors and the Noteholders and set forth on Appendix B attached hereto (the “Principal Terms”) and such additional terms and conditions not materially inconsistent with such Principal Terms our Board may hereafter approve (the “Note Conversion”). As of the Record Date, assuming stockholders approve this Proposal Three, and based on the assumptions below, if all $6,905,000 principal amount of notes held by the Noteholders are converted to shares of Common Stock pursuant to the Principal Terms for Conversion, such shares of Common Stock would represent approximately 19.26% of the outstanding shares of our Common Stock as of the Record Date if they were outstanding on such date.

We are seeking stockholder approval of Proposal Three because certain of the Noteholders are also officers, directors and/or stockholders of the Company. The stockholders who are also Noteholders will abstain from voting on Proposal Three.

Summary of Secured Note Financing and Proposed Conversion Terms

On March 31, 2024, the Company entered into a Note Purchase Agreement with certain Noteholders, pursuant to which the Company could issue secured notes up to an aggregate principal amount up to $10.0 million (“Secured Notes”).

As of July 2, 2024, existing investors in Secured Notes unanimously agreed to an Amended and Restated Note Purchase Agreement and related documents (“Amended and Restated Note Purchase Agreement”). On September 27, 2024, existing investors approved an amendment to the Amended and Restated Note Purchase Agreement which extended the last closing date to October 31, 2024. No other terms were changed. Under the terms of the Amended and Restated Note Purchase Agreement, the Secured Notes continue to bear interest at a rate of 9% per annum, payable quarterly in arrears. The Secured Notes will mature on August 30, 2026 (the “Maturity Date”), on which date the principal balance, accrued but unpaid interest and other amounts owed under the terms of the Amended and Restated Note Purchase Agreement shall be due and payable. The Company pledged its equity ownership interest in Wugen, Inc., which is 2,174,311 shares of Wugen, Inc. common stock, which was equivalent to a 5.6% ownership stake in that company’s fully-diluted stock as of September 30, 2024 (“Pledged Collateral”). The Pledged Collateral is to be held and released according to the terms of the Escrow Agreement, as security for the Secured Notes.

As of October 31, 2024, the Company had received approximately $6.9 million in funding from the issuance of Secured Notes. Investors included Dr. Hing C. Wong, Founder and Chief Executive Officer, who invested $2.4 million; Rebecca Byam, Chief Financial Officer, who invested $220,000; Lee Flowers, Senior Vice President of Business Development, who invested $25,000; Scott T. Garrett, the Chairman of the Company’s board of directors, who invested $140,000; Gary M. Winer, a member of our board of directors, who invested $60,000; Rick S. Greene, a member of the board of directors, who invested $25,000, as well as unrelated parties.

The Secured Notes have a Mandatory Prepayment provision, according to which the Company is required to prepay the Secured Notes before the Maturity Date under certain circumstances. In the event of a Mandatory

Prepayment, Secured Notes may receive a bonus payment based on the gross proceeds of the sale of the Pledged Collateral. If the Secured Notes are repaid on the Maturity Date, holders will receive a fixed bonus payment in addition to payment of outstanding principal and accrued and unpaid interest. If a bonus payment is paid, then there is no prepayment penalty. The Amended and Restated Note Purchase Agreement also contains default provisions, according to which, following an event of default, the Company may be required to distribute the Pledged Collateral to the Noteholders on a pro rata basis based on a $10.0 million issuance of Secured Notes, in full satisfaction of the indebtedness evidenced by the Secured Notes. In other words, 69.05% of the total Wugen shares are security for the Senior Secured Notes and would be transferred in the event of a default, pro rata, to the Holders.

Amended terms of the Amended and Restated Note Purchase Agreement included a conversion feature, which would give Noteholders a right to convert the outstanding indebtedness to shares of the our Common Stock under certain conditions, subject to final documentation. The holders of the Secured Notes have no obligation to exercise the conversion option, however, if the holders of the majority of principal of Secured Notes outstanding choose to do so, then all the holders of Secured Notes must do so.

Under the Principal Terms for Conversion, as more fully set forth in Appendix B, [Noteholders and the Company will agree that at least $6,580,000 principal amount of the Secured Notes will be converted into shares of our Common Stock at a conversion price of $0.65 per share. As part of the conversion, the Company will issue warrants to purchase shares of our Common Stock to the converting Noteholders for up to an additional $3,290,000 of shares of our Common Stock, at an exercise price of $0.65 per share (as these amounts may be adjusted to account for a Reverse Stock Split or similar transaction). Upon conversion, converting Noteholders would be subject to a lock-up period of 180 days from the date of conversion. Further, the Escrow Agreement will be amended such that the proceeds from the Pledged Collateral will be allocated among the Company and the converting Noteholders. Specifically, assuming $6,580,000 principal amount of Secured Notes will be converted, upon a sale of the Pledged Collateral, converting Noteholders will have the right to receive their pro rata share of 49.11% of the net proceeds received in such sale. The Company will retain the remaining 50.89% of proceeds upon the sale of the Pledged Collateral (subject to the rights of any non-converting Noteholders in such proceeds as collateral for repayment of their Notes). As described below, conversion of principal amount of the Secured Notes will result in a dollar-for-dollar increase in stockholders’ equity (partially offset by the carrying value of 49.11% of the Company’s investment in the Pledged Collateral the proceeds of which will be paid to converting Noteholders of approximately $785,000), contributing to the Company’s plan to gain compliance with the Nasdaq Minimum Shareholder Equity Rule and to maintaining listing of the our Common Stock on Nasdaq.

Possible Effects if Proposal Three is Approved

If our stockholders approve Proposal Three, we would be able to convert up to approximately $6.6 million principal amount of debt to stockholders equity by issuance of shares of our Common Stock and warrants to purchase shares of our Common Stock, and agreeing that a portion of the proceeds from the Pledged Collateral will be paid to the converting Noteholders, thus increasing the Company’s stockholders’ equity by up to approximately $5.8 million, significantly contributing to the Company gaining compliance with the Nasdaq Minimum Shareholder Equity Rule. After the 180-day lock-up period for converting Noteholders expires, shares of our Common Stock that would be issuable to the Noteholders in connection with the conversion of the Notes would have the same rights and privileges as the shares of our currently authorized Common Stock. The issuance of such shares will not affect the rights of the holders of outstanding Common Stock, but such issuance will have a dilutive effect on our existing stockholders, including on the voting power and economic rights of our existing stockholders, and may result in a decline in the price of our Common Stock or in greater price volatility. The carrying value of the Pledged Collateral is $1.6 million. Wugen is a private company and there is currently no market for its stock. It is uncertain whether or if Wugen will have a liquidity event that will allow the Pledged Collateral to be sold and proceeds to be distributed. In addition, these shares are subject to certain standard lock-up provisions which will remain in place in the event there is a transaction that requires such a lock-up period, such as an IPO.

Possible Effects if Proposal Three is Not Approved

If our stockholders do not approve this proposal and we are not able to issue shares of our Common Stock in connection with the conversion of the Notes, we would be required to make repayments of the Notes in cash and the Pledged Collateral would continue to be held in escrow to secure such repayments. In addition, if our stockholders do not approve this proposal and we are not able to issue shares of our Common Stock to the Noteholders, the Company will not be able to increase its stockholders’ equity by the principal amount of the Notes intended to be converted, which is an important part of the Company’s plan to gain and retain continued compliance with applicable Nasdaq listing rules, including the Minimum Stockholder Equity Rule.

Executive Officer and Director Interest

Four out of our five directors and certain of our executive officers are also Noteholders and stockholders of the Company, as set forth in the table below.

Holder	Title	Principal	Share of Principal
Dr. Hing C. Wong	Founder and CEO	$2,405,000	34.80%
Rebecca Byam	CFO	220,000	3.20%
Scott T. Garrett	Chairman of the Board	140,000	2.00%
Gary M. Winer	Board Member	60,000	0.90%
Rick S. Greene	Board Member	25,000	0.40%
Lee Flowers	SVP, Business Development	25,000	0.40%

Officers and Directors as a Group		$2,875,000	41.70%

Total Outstanding Principal		$6,905,000	100.00%

All of the Noteholders who are also stockholders will abstain from voting on Proposal Three.

Vote Required

Assuming that a quorum is present at the Special Meeting, approval of Proposal Three requires the affirmative vote of the majority of the votes cast (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal); provided, however, that the vote of any shares of our Common Stock issued to Noteholders will not be counted in determining whether or not this proposal is approved. Any shares that are not voted on the proposal for any reason, including abstentions and Broker Non-Votes, will not be counted as votes cast and accordingly will not affect the outcome of the proposal, but such votes will be counted for purposes of determining the presence or absence of a quorum.

SINCE FOUR OF FIVE DIRECTORS ARE ALSO NOTEHOLDERS, OUR BOARD ABSTAINS FROM MAKING A RECOMMENDATION WITH RESPECT TO PROPOSAL THREE.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including this proxy statement, may have been sent to multiple stockholders in your household if you have requested paper copies thereof. We will promptly deliver a separate copy of either document to you upon written or oral request to HCW Biologics Inc., 2929 N. Commerce Parkway, Miramar, Florida 33025, Attention: Corporate Secretary or (954) 842-2024 X205. If you want to receive separate copies of the proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

OTHER MATTERS

Our board of directors does not presently intend to bring any other business before the Special Meeting and, so far as is known to our board of directors, no matters are to be brought before the Special Meeting except as specified in the Notice of Special Meeting of Stockholders. As to any business that may arise and properly come before the Special Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Appendix A

EQUITY PURCHASE AGREEMENT

THIS EQUITY PURCHASE AGREEMENT (this “Agreement”) is entered into as of February 20, 2025 (the “Execution Date”), by and between HCW Biologics Inc., a corporation incorporated in the State of Delaware (the “Company”), and Square Gate Capital Master Fund, LLC – Series 4, a series limited liability company organized in the State of Delaware (the “Investor”).

RECITALS

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company up to Twenty Million Dollars ($20,000,000.00) of the Company’s Common Stock (as defined below);

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

Section 1.1 RECITALS. The parties acknowledge and agree that the recitals set forth above are true and correct and are hereby incorporated in and made a part of this Agreement.

Section 1.2 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings specified or indicated (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Affiliate” shall have the meaning set forth in Section 3.5.

“Agreement” shall have the meaning specified in the preamble hereof.

“Available Amount” means, initially, the Maximum Commitment Amount, which amount shall be reduced by the Investment Amount following each successful Closing, each time the Investor purchases Put Shares.

“Average Daily Trading Volume” shall mean the average trading volume of the Common Stock on the applicable Trading Days.

“Bankruptcy Law” means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

“Claim Notice” shall have the meaning specified in Section 9.3(a).

“Clearing Costs” shall mean all of the Investor’s broker and Transfer Agent fees and trading commissions, which shall not exceed $0.01 per share.

“Clearing Date” shall be the date on which the Investor receives the Put Shares as DWAC Shares in its brokerage account.

“Closing” shall mean one of the closings of a purchase and sale of Common Stock pursuant to Section 2.3.

“Closing Certificate” shall mean the closing “Officer’s Certificate” of the Company in the form of Exhibit B hereto.

“Closing Date” shall mean the date of any Closing hereunder.

“Commitment Period” shall mean the period commencing on the Execution Date, and ending on the earlier of (i) the date on which the Investor shall have purchased Put Shares pursuant to this Agreement equal to the Maximum Commitment Amount, (ii) February 20, 2028, (ii) provided that the Registration Statement shall have been previously declared effective by the SEC, the written notice of termination by the Company to the Investor (which shall not occur at any time that the Investor holds any of the Put Shares), or (iii) written notice of termination by the Investor to the Company pursuant to Section 6.1 or Section 6.4.

“Commitment Shares” means Common Stock issued by the Company to the Investor pursuant to Section 6.4.

“Common Stock” means the common stock of the Company, having a par value per share of $0.0001, and any shares of any other class of common stock of the Company whether now or hereafter authorized, having the right to participate in the distribution of dividends (as and when declared) and assets (upon liquidation of the Company).

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” shall have the meaning specified in the preamble to this Agreement.

“Confidential Information” means any information disclosed by either party to this Agreement, or their Affiliates, agents, or representatives, to the other party to this Agreement, either directly or indirectly, in writing, orally or by inspection of tangible objects (including, without limitation, documents, formulae, business information, trade secrets, technology, strategies, prototypes, samples, plant, and equipment), which may or may not be designated as “Confidential,” “Proprietary” or some similar designation. Information communicated orally shall be considered Confidential Information. Confidential Information may also include information disclosed by third parties. Confidential Information shall not, however, include any information which (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (ii) becomes publicly known and made generally available after disclosure by the disclosing party to the receiving party through no fault, action or inaction of the receiving party; (iii) is already in the possession of the receiving party at the time of disclosure by the disclosing party as shown by the receiving party’s files and records immediately prior to the time of disclosure; (iv) is obtained by the receiving party from a third party without a breach of such third party’s obligations of confidentiality; (v) is independently developed by the receiving party without use of or reference to the disclosing party’s Confidential Information, as shown by documents and other competent evidence in the receiving party’s possession; or (vi) is required by law to be disclosed by the receiving party, provided that the receiving party gives the disclosing party prompt written notice of such requirement prior to such disclosure and assistance in obtaining an order protecting the information from public disclosure.

“Current Report” shall have the meaning set forth in Section 6.3.

“Custodian” means any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

“Damages” shall mean any loss, claim, damage, liability, cost, and expense (including, without limitation, reasonable attorneys’ fees and disbursements and costs and expenses of expert witnesses and investigation).

“Dispute Period” shall have the meaning specified in Section 9.3(a).

“Disqualification Event” shall have the meaning specified in Section 4.27.

“DTC” shall mean The Depository Trust Company, or any successor performing substantially the same function for the Company.

“DTC/FAST Program” shall mean the DTC’s Fast Automated Securities Transfer Program.

“DWAC” shall mean Deposit Withdrawal at Custodian as defined by the DTC.

“DWAC Eligible” shall mean that (a) the Common Stock is eligible at DTC for full services pursuant to DTC’s operational arrangements, including, without limitation, transfer through DTC’s DWAC system, (b) the Company has been approved (without revocation) by the DTC’s underwriting department, (c) the Transfer Agent is approved as an agent in the DTC/FAST Program, (d) the Commitment Shares or Put Shares, as applicable, are otherwise eligible for delivery via DWAC, and (e) the Transfer Agent does not have a policy prohibiting or limiting delivery of the Put Shares or Commitment Shares, as applicable, via DWAC.

“DWAC Shares” means shares of Common Stock that are (i) issued in electronic form, (ii) freely tradable and transferable and without restriction on resale and (iii) timely credited by the Company to the Investor’s or its designee’s specified DWAC account with DTC under the DTC/FAST Program, or any similar program hereafter adopted by DTC performing substantially the same function.

“Eligible Market” means the Principal Market or any nationally recognized exchange upon which the Common Stock is listed.

“Environmental Laws” shall have the meaning set forth in Section 4.14.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Execution Date” shall have the meaning set forth in the preamble to this Agreement.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“Indemnified Party” shall have the meaning specified in Section 9.2.

“Indemnifying Party” shall have the meaning specified in Section 9.2.

“Indemnity Notice” shall have the meaning specified in Section 9.3(b).

“Intellectual Property” shall mean all trademarks, trademark applications, trade names, service marks, service mark registrations, service names, patents, patent applications, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights.

“Investment Amount” shall mean the dollar value equal to the amount of Put Shares referenced in the Put Notice multiplied by the Purchase Price minus the Clearing Costs.

“Investor” shall have the meaning specified in the preamble to this Agreement.

“Issuer Covered Person” shall have the meaning specified in Section 4.27.

“Lien” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right, or any other restriction.

“Material Adverse Effect” shall mean any effect on the business, operations, properties, or financial condition of the Company and/or the Subsidiaries that is material and adverse to the Company and/or the

Subsidiaries and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company and/or the Subsidiaries to enter into and/or perform its obligations under any Transaction Document and which shall be deemed to include any investigation of the Company, its directors or its officers by the SEC.

“Maximum Commitment Amount” shall mean up to Forty Million Dollars ($40,000,000.00), which amount shall initially be Twenty Million Dollars ($20,000,000) (the “Initial Amount”), and upon utilizing the entire Initial Amount, the Company shall have the right to an additional amount equal to the lesser of (x) Twenty Million Dollars ($20,000,000) or (y) an amount equal to one hundred percent (100%) of the Company’s market capitalization as of such date.

“Maximum Put Amount” shall mean the least of (i) one hundred percent (100%) of the Average Daily Trading Volume over the five (5) Trading Days preceding the applicable Put Date, (ii) thirty percent (30%) of the daily trading volume on the applicable Put Date, and (iii) the quotient (rounded up or down to the nearest whole number) obtained by dividing (x) Five Hundred Thousand Dollars ($500,000) by (y) the closing price on the applicable Put Date (in each case to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction during the applicable period).

“Person” shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Principal Market” shall mean The Nasdaq Global Market or The Nasdaq Capital Market.

“Purchase Price” shall mean ninety-eight percent (98%) of the lowest daily VWAP of the Common Stock on the Principal Market during the Valuation Period.

“Put” shall mean the right of the Company to require the Investor to purchase Common Stock at the Purchase Price, subject to the terms and conditions of this Agreement.

“Put Date” shall mean any Trading Day during the Commitment Period that a Put Notice is deemed delivered pursuant to Section 2.2(b).

“Put Notice” shall mean a written notice, substantially in the form of Exhibit A hereto, addressed to the Investor and setting forth the amount of Put Shares which the Company intends to require the Investor to purchase pursuant to the terms of this Agreement.

“Put Shares” shall mean all shares of Common Stock issued, or that the Company shall be entitled to issue, per any applicable Put Notice in accordance with the terms and conditions of this Agreement.

“Registration Rights Agreement” means that agreement in the form attached hereto as Exhibit D.

“Registration Statement” shall have the meaning specified in Section 6.3.

“Regulation D” shall mean Regulation D promulgated under the Securities Act.

“Rule 144” shall mean Rule 144 promulgated under the Securities Act or any similar provision then in force under the Securities Act.

“SEC” or “Commission” shall mean the United States Securities and Exchange Commission.

“SEC Documents” shall have the meaning specified in Section 4.5.

“Securities” means, collectively, the Put Shares and the Commitment Shares.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Stockholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity), including, without limitation Rule 5635, from the stockholders of the Company, or board of directors in lieu thereof, with respect to issuance of the Put Shares in excess of 19.99% of the Company’s outstanding shares.

“Short Sales” shall mean all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act or any hedging transaction that establishes a net short position with respect to the Common Stock.

“Subsidiary” or “Subsidiaries” means any Person the Company wholly-owns or controls, or in which the Company, directly or indirectly, owns a majority of the voting stock or similar voting interest, in each case that would be disclosable pursuant to Item 601(b)(21) of Regulation S-K promulgated under the Securities Act.

“Third Party Claim” shall have the meaning specified in Section 9.3(a).

“Trading Day” means any full trading day (beginning at 9:30:01 a.m., New York City time, and ending at 4:00 p.m., New York City time) on the Principal Market or, if the Common Stock is then listed on an Eligible Market, on such Eligible Market.

“Transaction Documents” shall mean this Agreement, the Registration Rights Agreement, the Transfer Agent Instruction Letter, and all schedules and exhibits hereto and thereto.

“Transfer Agent” shall mean Equiniti Trust Company, LLC, the current transfer agent of the Company, and any successor transfer agent of the Company.

“Transfer Agent Instruction Letter” means the letter from the Company to the Transfer Agent which instructs the Transfer Agent to issue the Put Shares and the Commitment Shares pursuant to the Transaction Documents, in the form of Exhibit C attached hereto.

“Valuation Period” shall mean the period of three (3) consecutive Trading Days immediately following the applicable Put Date.

“VWAP” means, for the Common Stock as of any Trading Day, the dollar volume-weighted average price for the Common Stock on the Principal Market (or, if the Common Stock is then listed on an Eligible Market, on such Eligible Market) during the period beginning at 9:30:01 a.m., New York City time, or such other time publicly announced by the Principal Market (or by such Eligible Market, as applicable) as the official open (or commencement) of trading on the Principal Market (or on such Eligible Market, as applicable) on such Trading Day, and ending at 4:00 p.m., New York City time, or such other time publicly announced by the Principal Market (or by such Eligible Market, as applicable) as the official close of trading on the Principal Market (or on such Eligible Market, as applicable) on such Trading Day, as reported by Bloomberg, L.P. (or, if not reported on Bloomberg, L.P., another reporting service reasonably agreed to by the parties). All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization, or other similar transaction during such period.

ARTICLE II

PURCHASE AND SALE OF COMMON STOCK

Section 2.1 PUTS. Subject to the terms and conditions set forth herein (including, without limitation, the provisions of Article VII), the Company shall have the right, but not the obligation, to direct the Investor, to process a Put by its delivery to the Investor of a Put Notice from time to time during the Commitment Period, to purchase Put Shares, provided that notwithstanding any other terms of this Agreement, in each instance unless waived by the Investor in its sole discretion, (i) the Put Shares are not more than the Maximum Put Amount for any Put, (ii) the aggregate Investment Amount of all Puts shall not exceed the Maximum Commitment Amount, (iii) at least one (1) Trading Day has lapsed since the most recent Valuation Period has ended, and (iv) all Common Stock resulting from prior submitted Put Notices for Puts has been delivered.

Section 2.2 MECHANICS.

(a) PUT NOTICE. At any time and from time to time during the Commitment Period, except as provided in this Agreement, the Company may cause a Put by delivering a Put Notice to the Investor via email, subject to satisfaction of the conditions set forth in Section 2.1, Section 7.1 and otherwise provided in this Agreement. The Company shall deliver, or cause to be delivered, the Put Shares as DWAC Shares to the Investor as required pursuant to Section 2.3(a).

(b) DATE OF DELIVERY OF PUT NOTICE. A Put Notice shall be deemed delivered on a Trading Day if it is received by e-mail by the Investor if such notice is received on or after 4:00 p.m. New York City Time and prior to 6:30 p.m. New York City Time on such Trading Day (“Put Notice Delivery Window”). If a Put Notice is not received by the Investor during a Put Notice Delivery Window, the Investor in its sole discretion may choose to deem such Put Notice to have been delivered on the Trading Day in which it was received by notice to the Company no later than 8:00 p.m. New York City Time on the Trading Day it was received. If (i) the Investor does not provide notice of such acceptance, or (ii) unless waived by the Investor, if the closing price of the Common Stock on the Principal Market (or on such Eligible Market, as applicable) on the Trading Day the Put Notice is received is less than $0.10 per share (which shall be automatically adjusted and fixed at $0.50 following the first reverse stock split or other similar transaction following the date hereof), the Put Notice will be deemed withdrawn.

Section 2.3 CLOSINGS.

(a) TIMING. The Clearing Date of a Put shall occur on the Trading Day following the delivery of the applicable Put Notice in accordance with Section 2.2(b), whereby the Company shall deliver, or cause to be delivered the Put Shares as DWAC shares to the Investor not later than 9:30 a.m. (New York City Time) (the “Share Delivery Deadline”). The Closing of a Put shall occur two (2) Trading Days following the end of the Valuation Period. In addition, on or prior to any such Closing or on the date of the delivery of the applicable Put Notice, as required pursuant to Section 7.1, each of the Company and the Investor shall deliver to each other all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. In addition to any other rights available to the Investor, if the Company fails to cause the Transfer Agent to transmit to the Investor Put Shares pursuant to a Put Notice before the applicable Share Delivery Deadline, the Investor may elect to deem such Put Notice rescinded. Payment of the Investment Amount related to any Put Notice shall be made by the Investor by wire transfer of immediately available funds to an account designated by the Company not later than two (2) Trading Days following the end of the applicable Valuation Period, as may be adjusted for any credit of a Cover Price available to the Investor in accordance with Section 2.3(b).

(b) COMPENSATION FOR FAILURE TO TIMELY DELIVER PUT SHARES. In addition to any other rights available to the Investor, if the Company fails to cause the Transfer Agent to transmit to the Investor Put Shares pursuant to a Put Notice before the applicable Share Delivery Deadline, and if after such Share Delivery Deadline the Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of such Put Shares that the Investor anticipated receiving from the Company in respect of such Put Notice, then the Company shall, within two (2) Trading Days after the Investor’s request, which such request shall be made within two (2) Trading Days following the Share Delivery Deadline, either (i) pay cash to the Investor in an amount equal to the Investor’s total purchase price (including brokerage commissions, if any) for the Common Stock so purchased (the “Cover Price”), at which point the

Company’s obligation to deliver such Put Shares shall terminate, (ii) promptly honor its obligation to deliver to the Investor such Put Shares as DWAC Shares and pay cash to the Investor in an amount equal to the excess (if any) of the Cover Price over the total Investment Amount paid by the Investor in connection with such Put Notice, or (iii) be deemed to have accepted notice that such Cover Price shall be credited as the Investment Amount to be paid in respect of one or more subsequent Put Notices, in the discretion of the Investor. The Investor shall provide the Company with written notice indicating the amounts payable to the Investor in respect of the Cover Price and evidence of the amount of such amounts payable. Nothing herein shall limit the Investor’s right to pursue a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock in connection with a Put Notice.

(c) RETURN OF SURPLUS. If the value of the Put Shares delivered to the Investor causes the Company to exceed the Maximum Commitment Amount, then the Investor shall return to the Company the surplus amount of Put Shares associated with such Put, and the Purchase Price with respect to such Put shall be reduced by any Clearing Costs incurred related to the return of such Put Shares.

(d) RESALES DURING VALUATION PERIOD. The parties acknowledge and agree that during a Valuation Period, the Investor may contract for, or otherwise effect, the resale of the subject purchased Put Shares to third-parties.

Section 2.4 OPTIONAL ADDITIONAL PUT SHARES. Following the Put Date in respect of any Put, the Company and Investor may agree to increase the amount of Put Shares relating to such Put up to an amount not to exceed Three Million Dollars ($3,000,000.00). Such mutual agreement, if any, must be made after the relevant Put Notice is delivered but before 4:00 p.m. New York City time on the last Trading Day of the applicable Valuation Period. Following any such agreement, the Company agrees that it shall deliver, or cause to be delivered any such additional Put Shares as DWAC Shares to the Investor on the Trading Day following the date the Company and the Investor shall have agreed to such increase by 9:30 a.m. New York City time. A failure to deliver such additional Put Shares by such time shall entitle the Investor to the rights set forth in Section 2.3(b) in respect of such failure.

Section 2.5  UPSIZED FACILITY OPTION. Upon utilizing the entire Initial Amount, provided that no event of default by the Company has occurred under the Transaction Documents or such event of default has been waived by the Investor, the Company shall have the right to an increase of the amount of the Maximum Commitment Amount by the lesser of (x) Twenty Million Dollars ($20,000,000) or (y) an amount equal to one hundred percent (100%) of the Company’s market capitalization as of such date (the “Upsized Facility Option”). In the event that the Company exercises the Upsized Facility Option, it shall file an additional registration statement in accordance with the terms and conditions set forth in the Registration Rights Agreement registering the additional Put Shares covered by the Upsized Facility Option.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF INVESTOR

The Investor represents and warrants to the Company that as of the Execution Date, each date a Put Notice is submitted and at each Closing Date:

Section 3.1 INTENT. The Investor is acquiring the Shares for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the registration requirements of the Securities Act; provided, however, that by making the representations herein, the Investor does not agree, or make any representation or warranty, to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with, or pursuant to, a registration statement filed pursuant to the Registration Rights Agreement or an applicable exemption under the Securities Act and in compliance with all applicable federal and state securities laws. The Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to sell or distribute any of the Shares.

Section 3.2 NO LEGAL ADVICE FROM THE COMPANY. The Investor acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. Except with respect to the representations, warranties and covenants contained in this Agreement, the Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

Section 3.3 ACCREDITED INVESTOR. The Investor is an accredited investor as defined in Rule 501(a)(3) of Regulation D, and the Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. The Investor acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

Section 3.4 AUTHORITY. The Investor has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the other Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action and no further consent or authorization of the Investor is required. Each Transaction Document to which it is a party has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and binding obligation of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

Section 3.5 NOT AN AFFILIATE. To the Investor’s knowledge, the Investor is not an officer, director, or “affiliate” (as such term is defined in Rule 405 of the Securities Act) of the Company.

Section 3.6 ORGANIZATION AND STANDING. The Investor is an entity duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation with full right, limited liability company power and authority to enter into and to consummate the transactions contemplated by this Agreement and the other Transaction Documents.

Section 3.7 ABSENCE OF CONFLICTS. The execution and delivery of this Agreement and the other Transaction Documents, and the consummation of the transactions contemplated hereby and thereby and compliance with the requirements hereof and thereof, will not (a) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Investor, (b) violate any provision of any indenture, instrument or agreement to which the Investor is a party or is subject, or by which the Investor or any of its assets is bound, or conflict with or constitute a material default thereunder, (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by the Investor to any third party, or (d) require the approval of any third-party (that has not been obtained) pursuant to any material contract, instrument, agreement, relationship or legal obligation to which the Investor is subject or to which any of its assets, operations or management may be subject.

Section 3.8 MANNER OF SALE. At no time was the Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertisement regarding the Securities.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investor that, except as set forth in the disclosure schedules hereto, as of the Execution Date, each date a Put Notice is submitted and at each Closing Date:

Section 4.1 ORGANIZATION OF THE COMPANY. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is not in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

Section 4.2 AUTHORITY. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its board of directors or stockholders is required. Each of this Agreement and the other Transaction Documents has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

Section 4.3 CAPITALIZATION. As of the Execution Date, the authorized capital stock of the Company is expected to be as set forth on Schedule 4.3. Except as set forth in the SEC Documents or on Schedule 4.3, the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth in the SEC Documents or on Schedule 4.3, and except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investor) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no stockholders’ agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

Section 4.4 LISTING AND MAINTENANCE REQUIREMENTS. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the SEC is contemplating terminating such registration. Except as set forth on Schedule 4.4, the Company has not, in the twelve (12) months preceding the Execution Date, received notice from the Principal Market to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

Section 4.5 SEC DOCUMENTS; DISCLOSURE. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the one (1) year preceding the Execution Date (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Documents”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and other federal laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents when filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto or (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments). The Company maintains a system of internal accounting controls appropriate for its size. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is not disclosed by the Company in its financial statements or otherwise that would be reasonably likely to have a Material Adverse Effect. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that it believes constitutes or might constitute material, non- public information. The Company understands and confirms that the Investor will rely on the foregoing representation in effecting transactions in securities of the Company.

Section 4.6 VALID ISSUANCES. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be validly issued, fully paid, and non-assessable, free, and clear of all Liens imposed by the Company, other than restrictions on transfer provided for in the Transaction Documents and under the Securities Act.

Section 4.7 NO CONFLICTS. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Put Shares and the Commitment Shares, do not and will not: (a) result in a violation of the Company’s or any Subsidiary’s certificate or articles of incorporation, by-laws or other organizational or charter documents, (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, instrument or any “lock-up” or similar provision of any underwriting or similar agreement to which the Company or any Subsidiary is a party, or (c) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect), nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing. The business of the Company is not being conducted in violation of any law, ordinance, or regulation of any governmental entity. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the other Transaction Documents (other than any SEC, FINRA or state securities filings that may be required to be made by the Company in connection with the issuance of the Commitment Shares or subsequent to any Closing or any registration statement that may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of Investor herein.

Section 4.8 NO MATERIAL ADVERSE CHANGE. No event has occurred that would have a Material Adverse Effect on the Company or any Subsidiary that has not been disclosed in subsequent SEC filings.

Section 4.9 LITIGATION AND OTHER PROCEEDINGS. Except as set forth on Schedule 4.9, there are no actions, suits, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties, nor has the Company received any written or oral notice of any such action, suit, proceeding, inquiry or investigation, which would have a Material Adverse Effect or would require disclosure under the Securities Act or the Exchange Act. No judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which would have a Material Adverse Effect. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any Subsidiary, or any current or former director or officer of the Company or any Subsidiary.

Section 4.10 REGISTRATION RIGHTS. Except as set forth on Schedule 4.10, no Person (other than the Investor) has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

Section 4.11 INVESTOR’S STATUS. The Company acknowledges and agrees that the Investor is acting solely in the capacity of arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor’s purchase of the Securities. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives and advisors.

Section 4.12 NO GENERAL SOLICITATION; NO INTEGRATED OFFERING. Neither the Company, any Subsidiary, nor any of their respective Affiliates, nor any Person acting on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities. Neither the Company, any Subsidiary, nor any of their respective Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the offer and sale of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise.

Section 4.13 INTELLECTUAL PROPERTY RIGHTS. The Company and each Subsidiary own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. None of the Company’s, nor any Subsidiary’s Intellectual Property has expired or terminated, or, by the terms and conditions thereof, could expire or terminate within three years from the date of this Agreement if such expiration or termination could reasonably be expected to have a Material Adverse Effect. The Company does not have any knowledge of any infringement by the Company and/or any Subsidiary of any material Intellectual Property of others, or of any such development of similar or identical trade secrets or technical information by others, and there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company and/or any Subsidiary regarding the infringement of any Intellectual Property, which could reasonably be expected to have a Material Adverse Effect.

Section 4.14 ENVIRONMENTAL LAWS. To the Company’s knowledge, the Company and each Subsidiary (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its respective businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where, in each of the three foregoing clauses, the failure to so comply could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.15 TITLE. Except as disclosed in the SEC Documents, the Company and each Subsidiary has good and marketable title in fee simple to all real property owned by it and good and marketable title in all personal property owned by it that is material to the business of the Company and each Subsidiary, in each case free and clear of all Liens and, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or any Subsidiary and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company or any Subsidiary is held under valid, subsisting, and enforceable leases with which the Company is in compliance with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any Subsidiary.

Section 4.16 INSURANCE. The Company and each Subsidiary is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and each Subsidiary is engaged. Neither the Company, nor any Subsidiary has been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it or any Subsidiary will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company, taken as a whole.

Section 4.17 REGULATORY PERMITS. The Company and each Subsidiary possesses all material certificates, authorizations and permits issued by the appropriate federal, state, or foreign regulatory authorities necessary to conduct its businesses, and neither the Company, nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit.

Section 4.18 TAX STATUS. The Company and each Subsidiary has made or filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

Section 4.19 TRANSACTIONS WITH AFFILIATES. Except as set forth in the SEC Documents, none of the officers or directors of the Company or any Subsidiary, and to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of the lesser of (i) $120,000 or (ii) one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company or any Subsidiary and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

Section 4.20 APPLICATION OF TAKEOVER PROTECTIONS. The Company and its board of directors have taken or will take prior to the Execution Date all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the articles of incorporation or the laws of the state of its incorporation which is or could become applicable to the Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Investor’s ownership of the Securities.

Section 4.21 FOREIGN CORRUPT PRACTICES. Neither the Company, any Subsidiary, nor to the knowledge of the Company, any agent or other Person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

Section 4.22 SARBANES-OXLEY. The Company is in compliance with all provisions of the Sarbanes-Oxley Act of 2002, as amended, which are applicable to it.

Section 4.23 CERTAIN FEES. Except as set forth in the disclosure schedule or in the Company’s SEC filings, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank, or other Person with respect to the transactions contemplated by the Transaction Documents. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of any Persons for fees of a type contemplated in this Section 4.23 that may be due in connection with the transactions contemplated by the Transaction Documents.

Section 4.24 INVESTMENT COMPANY. The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 4.25 ACCOUNTANTS. The Company’s accountants are set forth in the SEC Documents and, to the knowledge of the Company, such accountants are an independent registered public accounting firm as required by the Securities Act.

Section 4.26 NO MARKET MANIPULATION. Neither the Company, nor any Subsidiary has, and to its knowledge no Person acting on either of their behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

Section 4.27 NO DISQUALIFICATION EVENTS. None of the Company, any Subsidiary, any of their predecessors, any affiliated issuer, any director, executive officer, other officer of the Company or any Subsidiary participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

Section 4.28 MONEY LAUNDERING. The Company and each Subsidiary is in compliance with, and has not previously violated, the USA PATRIOT ACT of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

Section 4.29 ILLEGAL OR UNAUTHORIZED PAYMENTS; POLITICAL CONTRIBUTIONS. Neither the Company, nor any Subsidiary has, nor, to the best of the Company’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company, any Subsidiary or any other business entity or enterprise with which the Company is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (a) as a kickback or bribe to any Person or (b) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company.

Section 4.30 SHELL COMPANY STATUS. The Company is not currently an issuer identified in Rule 144(i)(1)(i) under the Securities Act, is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, has filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable during the preceding 12 months, and, as of a date at least one year prior to the Execution Date, has filed current “Form 10 information” with the SEC (as defined in Rule 144(i)(3) of the Securities Act) reflecting its status as an entity that is no longer an issuer described in Rule 144(i)(1)(i) of the Securities Act.

Section 4.31 ABSENCE OF SCHEDULES. In the event that on the Execution Date, the Company does not deliver any disclosure schedule contemplated by this Agreement, the Company hereby acknowledges and agrees that (i) each such undelivered disclosure schedule shall be deemed to read as follows: “Nothing to Disclose”, and (ii) the Investor has not otherwise waived delivery of such disclosure schedule.

ARTICLE V

COVENANTS OF INVESTOR

Section 5.1 COMPLIANCE WITH LAW; TRADING IN SECURITIES. The Investor’s trading activities with respect to the Common Stock will be in compliance with all applicable state and federal securities laws and regulations and the rules and regulations of FINRA and the Principal Market.

Section 5.2 SHORT SALES AND CONFIDENTIALITY. The Investor represents that, as of the Execution Date and for the 60 days prior thereto, it and its Affiliates have not been and are not “short” any Common Stock. Neither the Investor, nor any Affiliate of the Investor acting on its behalf or pursuant to any understanding with it, will in any manner whatsoever, directly or indirectly, (i) participate in or execute any Short Sales during the period from the Execution Date to the end of the Commitment Period or (ii) any hedging transaction that would create a net short position with respect to the shares of Common Stock. For the purposes hereof, and in accordance with Regulation SHO, the sale after delivery of a Put Notice of such number of shares of Common Stock reasonably expected to be purchased under a Put Notice shall not be deemed a Short Sale. The Investor shall, until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company in accordance with the terms of this Agreement, maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents. The Investor agrees not to disclose any Confidential Information of the Company to any third party, except for attorneys, accountants, advisors who have a need to know such Confidential Information and are bound by confidentiality, and shall not use any Confidential Information for any purpose other than in connection with, or in furtherance of, the transactions contemplated hereby. The Investor acknowledges that the Confidential Information of the Company shall remain the property of the Company and agrees that it shall take all reasonable measures to protect the secrecy of any Confidential Information disclosed by the Company.

ARTICLE VI

COVENANTS OF THE COMPANY

Section 6.1 LISTING OF COMMON STOCK. The Company shall promptly secure the listing of all of the Put Shares and Commitment Shares to be issued to the Investor hereunder on the Principal Market (subject to official notice of issuance) and shall use commercially reasonable efforts to maintain, so long as the Common Stock shall be so listed, the listing of all such Put Shares and Commitment Shares from time to time issuable hereunder. The Company shall use its commercially reasonable efforts to continue the listing and trading of the Common Stock on the Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of FINRA and the Principal Market.. The Company shall not take any action that would reasonably be expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall promptly, and in no event later than the following Trading Day after receiving such notice, provide to the Investor copies of any notices it receives from any Person regarding the continued eligibility of the Common Stock for listing on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 6.1. The Company shall take all action necessary to ensure that the Common Stock can be transferred electronically as DWAC Shares. If the Company receives a final non-appealable delisting notice from the Principal Market or if the Common Stock fails to be listed on an Eligible Market, then the Investor may terminate its obligations under this Agreement by written notice to the Company and may deem any outstanding Put Notice as withdrawn.

Section 6.2 OTHER EQUITY LINES. So long as this Agreement remains in effect, the Company covenants and agrees that it will not enter into any other equity line of credit agreement with any other party, without the Investor’s prior written consent, which consent may be granted or withheld in the Investor’s sole and absolute discretion.

Section 6.3 FILING OF CURRENT REPORT AND REGISTRATION STATEMENT. The Company agrees that it shall file a Current Report on Form 8-K, including certain Transaction Documents as exhibits thereto, with the SEC within the time required by the Exchange Act, relating to the transactions contemplated by, and describing the material terms and conditions of, such Transaction Documents (the “Current Report”). The Company shall permit the Investor to review and comment upon the pre-filing draft version of the Current Report at least two (2) Trading Days prior to its filing with the SEC, and the Company shall give reasonable consideration to all such comments. The Investor shall use its reasonable best efforts to comment upon the pre-filing draft version of the Current Report within one (1) Trading Day from the date the Investor receives it from the Company. The Company shall also file with the SEC a new registration statement on Form S-1 (the “Registration Statement”), the timing and terms of which shall be governed by Section 2 of the Registration Rights Agreement.

Section 6.4 COMMITMENT FEE; ISSUANCE OF COMMITMENT SHARES; FAILURE TO INCLUDE IN REGISTRATION STATEMENT.

(a) In connection with the transactions contemplated by this Agreement, the Company shall pay to the Investor $150,000 (the “Commitment Fee”), which shall be in the form of shares of Common Stock. All shares of Common Stock issued by the Company to the Investor under this Section 6.4 shall be referred to as “Commitment Shares.” The Commitment Shares shall be issued as promptly as practicable after expiration of the Due Diligence Period (as defined in Section 10.6 below), unless the Investor has terminated this Agreement on or prior to such date (in which case, the Commitment Fee shall not be payable and the Commitment Shares shall not be issued) and the number of Commitment Shares to be issued to the Investor (the “Commitment Share Amount”) shall be equal to the quotient obtained by dividing (a) $150,000 by (b) the closing price of the Common Stock, using the closing price provided on the Principal Market, on the Trading Day immediately preceding the Execution Date (the “Commitment Share Reference Price”). For the avoidance of doubt, the Commitment Fee and Commitment Shares shall be fully earned as of the date of expiration of the Due Diligence Period (as defined in Section 10.6 below), unless the Investor has terminated this Agreement on or prior to such date, and the issuance of the Commitment Shares is not contingent upon any other event or condition, including, without limitation, the effectiveness of the Registration Statement or the Company’s submission of a Put Notice to the Investor and irrespective of any termination of this Agreement. For the purposes of clarity hereunder and without limiting the foregoing, there shall be no additional Commitment Fee in the event the Upsized Facility Option is exercised.

(b) The Company shall include on the Registration Statement filed with the SEC, all Commitment Shares, provided that, in addition to all other remedies at law or in equity or otherwise under this Agreement, failure to do so will result in liquidated damages of $50,000.00, being immediately due and payable to the Investor at its election in the form of cash payment and the Investor may terminate its obligations under this Agreement by written notice to the Company.

Section 6.5 DUE DILIGENCE; CONFIDENTIALITY; NON-PUBLIC INFORMATION. The Investor shall have the right, from time to time as the Investor may reasonably deem appropriate, to perform reasonable due diligence on the Company during normal business hours. The Company, each Subsidiary and their respective officers and employees shall provide information and reasonably cooperate with the Investor in connection with any reasonable request by the Investor related to the Investor’s due diligence of the Company. The Company agrees not to disclose any Confidential Information of the Investor to any third party, except for attorneys, accountants, advisors who have a need to know such Confidential Information and are bound by confidentiality, and shall not use any Confidential Information for any purpose other than in connection with, or in furtherance of, the transactions contemplated hereby. The Company acknowledges that the Confidential Information of the Investor shall remain the property of the Investor and agrees that it shall take all reasonable measures to protect the secrecy of any Confidential Information disclosed by the Investor. The Company confirms that neither it nor any other Person acting on its behalf shall provide the Investor or its agents or counsel with any information that constitutes or might constitute material, non-public information, unless a simultaneous public announcement thereof is made by the Company in the manner contemplated by Regulation FD. In the event of a breach of the foregoing covenant by the Company or any Person acting on its behalf (as determined in the reasonable good faith judgment of the Investor), in addition to any other remedy provided herein or in the other Transaction Documents, the Investor, upon the advice of its counsel, shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information without the prior approval by the Company; provided the Investor shall have first provided notice to the Company that it believes it has received information that constitutes material, non-public information, and the Company shall have had at least twenty-four (24) hours to publicly disclose such material, non-public information prior to any such disclosure by the Investor, and the Company shall have failed to publicly disclose such material, non-public information within such time period. The Investor shall not have any liability to the Company, any Subsidiary, or any of their respective directors, officers, employees, stockholders, affiliates, or agents, for any such disclosure. The Company understands and confirms that the Investor shall be relying on the foregoing covenants in effecting transactions in securities of the Company.

Section 6.6 PURCHASE RECORDS. The Company shall maintain records showing the Available Amount at any given time and the date, Investment Amount and Put Shares for each Put, contained in the applicable Put Notice.

Section 6.7 TAXES. The Company shall pay any and all transfer, stamp or similar taxes that may be payable with respect to the issuance and delivery of any shares of Common Stock to the Investor made under this Agreement.

Section 6.8 USE OF PROCEEDS. The Company will use the net proceeds from the offering of Put Shares hereunder for the purposes described in the Registration Statement.

Section 6.9 OTHER TRANSACTIONS. The Company shall not enter into, announce or recommend to its stockholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of the Company to perform its obligations under the Transaction Documents, including, without limitation, the obligation of the Company to deliver the Put Shares and the Commitment Shares to the Investor in accordance with the terms of the Transaction Documents.

Section 6.10 INTEGRATION. In any case subject to the terms of the Registration Rights Agreement, from and after the Execution Date, neither the Company, nor or any of its Subsidiaries or Affiliates will, and the Company shall use its reasonable efforts to ensure that no Person acting on their behalf will, directly or indirectly, make any offers or sales of any security or solicit any offers to buy any security, under circumstances that would require registration of the offer and sale of any of the Securities under the Securities Act.

Section 6.11 TRANSACTION DOCUMENTS. On the Execution Date, the Company shall deliver to the Investor executed copies of all of the Transaction Documents.

Section 6.12 STANDSTILL. Unless waived by the Investor, notwithstanding any other provisions set forth in the Transaction Documents, the Company hereby covenants and agrees not to issue any shares of Common Stock or other securities (including debt securities) convertible or exercisable into shares of Common Stock or enter into agreement to sell such securities, including, without limitation, any “at the market” offerings, during each period (each, a “Standstill Period”) beginning (i) upon the submission of any Put Notice that has been accepted in accordance with the terms hereof and (ii) ending upon the later of (a) the Trading Day following the expiration of the applicable Valuation Period relating to such Put Notice, and (ii) close of the Trading Day on which the aggregate trading volume of the Common Stock over the Trading Days since issuance of such Put Notice shall have exceeded Five Hundred percent (500%) of the number of Put Shares sold pursuant to such Put Notice.

Section 6.13  STOCKHOLDER APPROVAL. In addition, the Company shall hold a special meeting of stockholders (which may also be at the annual meeting of stockholders) at the earliest practicable date for the purpose of obtaining Stockholder Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal.

ARTICLE VII

CONDITIONS TO DELIVERY OF PUT NOTICES AND CONDITIONS TO CLOSING

Section 7.1 CONDITIONS PRECEDENT TO THE OBLIGATION OF INVESTOR TO PURCHASE PUT SHARES. The obligation of the Investor hereunder to purchase Put Shares is subject to the satisfaction of each of the following conditions:

(a) REGISTRATION STATEMENT. The Registration Statement, and any amendment or supplement thereto, shall be and remain effective for the resale by the Investor of the Put Shares and the Commitment Shares and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to such Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of such Registration Statement, either temporarily or permanently, or intends or has threatened to do so and (ii) no other suspension of the use of, or withdrawal of the effectiveness of, such Registration Statement or related prospectus shall exist. The Company shall have prepared and filed with the SEC a final and complete prospectus (the preliminary form of which shall be included in the Registration Statement) and shall have delivered to the Investor a true and complete copy thereof. Such prospectus shall be current and available for the resale by the Investor of all of the Securities covered thereby.

(b) ACCURACY OF THE COMPANY’S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company shall be true and correct in all material respects as of the Execution Date, each date a Put Notice is submitted, and as of the date of each Closing (except for representations and warranties under the first sentence of Section 4.3, which are specifically made as of the Execution Date and shall be true and correct in all respects as of the Execution Date).

(c) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied, and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company.

(d) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits or directly and materially adversely affects any of the transactions contemplated by the Transaction Documents, and no proceeding shall have been commenced that may have the effect of prohibiting or materially adversely affecting any of the transactions contemplated by the Transaction Documents.

(e) ADVERSE CHANGES. Since the date of filing of the Company’s most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect has occurred.

(f) NO SUSPENSION OF TRADING IN OR DELISTING OF THE COMMON STOCK. Trading of the Common Stock shall not have been suspended by the SEC, the Principal Market or FINRA, or otherwise halted for any reason, and the Common Stock shall have been approved for listing or quotation on and shall not have been delisted from the Principal Market. In the event of a suspension, delisting, or halting for any reason, of the trading of the Common Stock, as contemplated by this Section 7.1(f), the Investor shall have the right to return to the Company any remaining amount of Put Shares associated with such Put, and the Purchase Price with respect to such Put shall be reduced accordingly.

(g) BENEFICIAL OWNERSHIP LIMITATION. As of the date of the Closing for such issuance and sale, the number of Put Shares to be purchased by the Investor shall not exceed the number of such shares that, when aggregated with all other shares of Common Stock then beneficially owned or deemed beneficially owned by the Investor and its Affiliates, would result in the Investor and its Affiliates owning more than the Beneficial Ownership Limitation (as defined below), as determined in accordance with Section 13(d) of the Exchange Act and the regulations promulgated thereunder. For purposes of this Section 7.1(g), in the event that the amount of shares of Common Stock outstanding, as determined in accordance with Section 13(d) of the Exchange Act and the regulations promulgated thereunder, is greater on a Closing Date than on the date upon which the Put Notice associated with such Closing Date is given, the amount of shares of Common Stock outstanding on such Closing Date shall govern for purposes of determining whether the Investor, when aggregating all purchases of shares of Common Stock made pursuant to this Agreement, would own more than the Beneficial Ownership Limitation following such Closing Date. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable pursuant to a Put Notice. The Investor, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 7.1(g), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Common Stock issuable pursuant to a Put Notice and the provisions of this Section 7.1(g) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company.

(h) NO KNOWLEDGE. The Company shall have no knowledge of any event more likely than not to have the effect of causing the Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the fifteen (15) Trading Days following the Trading Day on which such Put Notice is deemed delivered). The Company shall have no knowledge of any untrue statement (or alleged untrue statement) of a material fact or omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in the Registration Statement, any effective registration statement filed pursuant to the Registration Rights Agreement or any post-effective amendment or prospectus which is a part of the foregoing, unless the Company has filed an amendment to the Registration Statement or made a filing pursuant to Section 13(a) or 15(d) of the Exchange Act with the SEC.

(i) NO VIOLATION OF SHAREHOLDER APPROVAL REQUIREMENT. The issuance of the Put Shares shall not violate the shareholder approval requirements of the Principal Market.

(j) OFFICER’S CERTIFICATE. On the date of delivery of each Put Notice, the Investor shall have received the Closing Certificate executed by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as of the date of each such certificate.

(k) DWAC ELIGIBLE. The Common Stock must be DWAC Eligible and not subject to a “DTC chill.”

(l) SEC DOCUMENTS. All reports, schedules, registrations, forms, statements, information, and other documents required to have been filed by the Company with the SEC pursuant to the reporting requirements of the Exchange Act (other than Forms 8-K) shall have been filed with the SEC within the applicable time periods prescribed for such filings under the Exchange Act.

(m) TRANSFER AGENT INSTRUCTION LETTER. The Transfer Agent Instruction Letter shall have been executed and delivered by the Company to the Transfer Agent and acknowledged and agreed to in writing by the Transfer Agent, and the Company shall have no knowledge of any fact or circumstance that would prevent the Transfer Agent from complying with the terms of the Transfer Agent Instruction Letter.

(n) BROKER APPROVAL. The Put Shares shall have been approved by the Investor’s prime broker or designated clearing firm for deposit to its account with the Depository Trust Company system.

(o) NO VIOLATION. No statute, regulation, order, guidance, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened or endorsed by any federal, state, local or foreign court or governmental authority of competent jurisdiction, including, without limitation, the SEC, which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents.

(p) LEGAL OPINION. The Company shall cause to be delivered to the Investor a written opinion or opinions of counsel reasonably satisfactory to the Investor, in form and substance reasonably satisfactory to the

Investor and its counsel, relating to the availability and effectiveness of the Registration Statement, as supplemented by any prospectus supplement or amendment thereto, and regarding the Company’s compliance with the laws of the State of Delaware and the federal securities laws of the United States in the issuance, sale and registration of the Put Shares and Commitment Shares and entrance into the transaction documents.

(q) NO VARIABLE-RATE TRANSACTIONS. Without the prior written consent of the Investor, from any Put Date until the end of any Standstill Period the Company shall not enter into any Variable Rate Transaction or have in force and effect any existing Variable Rate Transaction. For purposes of this Agreement, “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any equity or debt securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock or Common Stock Equivalents either (A) at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such equity or debt securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such equity or debt security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (including, without limitation, any “full ratchet” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), (ii) issues or sells any equity or debt securities, including without limitation, shares of Common Stock or Common Stock Equivalents, either (A) at a price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (other than standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), or (B) that are subject to or contain any put, call, redemption, buy-back, price-reset or other similar provision or mechanism (including, without limitation, a “Black-Scholes” put or call right, other than in connection with a “fundamental transaction”) that provides for the issuance of additional equity securities of the Company or the payment of cash by the Company, or (iii) enters into any agreement, including, but not limited to, an “equity line of credit” (other than with the Investor) or other continuous offering or similar offering of shares of Common Stock or Common Stock Equivalents, whereby the Company may sell shares of Common Stock or Common Stock Equivalents at a future determined price

(r) NO NON-PUBLIC INFORMATION. Neither the Investor nor any of its agents or counsel shall be in possession of any information that constitutes or might constitute material, non-public information with respect to the Company.

(s) COMMITMENT SHARES ISSUED AS DWAC SHARES. Following the effectiveness of the Registration Statement any Common Stock issuable to the Investor pursuant to Section 6.4 shall have been credited by the Company’s transfer agent to the Investor’s or its designee’s account at DTC as DWAC Shares.

ARTICLE VIII

LEGENDS

Section 8.1 NO RESTRICTIVE STOCK LEGEND. No restrictive stock legend shall be placed on the share certificates representing the Put Shares.

Section 8.2 INVESTOR’S COMPLIANCE. Nothing in this Article VIII shall affect in any way the Investor’s obligations hereunder to comply with all applicable securities laws upon the sale of the Common Stock.

ARTICLE IX

NOTICES; INDEMNIFICATION

Section 9.1 NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing, except for Put Notices which shall be delivered via email in accordance with Section 2.2 and, unless otherwise specified herein, shall be (a) personally served, (b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by a nationally recognized overnight delivery service with charges prepaid, or (d) transmitted by hand delivery or e-mail as a PDF, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by e-mail at the address designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the first business day following the date of mailing by a nationally recognized overnight delivery service or on the fifth business day after deposited in the mail, in each case, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

The addresses for such communications shall be:

If to the Company:

2929 North Commerce Parkway

Miramar, FL 33025

Attention: Hing C. Wong and Nicole Valdivieso, Esq.

E-mail: hingwong@hcwbiologics.com

and

legal@hcwbiologics.com

With a mandatory copy (which shall not constitute notice) to:

Clark Hill

130 East Randolph Street

Suite 3900

Chicago, IL 60601

Attention: James F. Groth

Email: jgroth@clarkhill.com

If to the Investor:

Square Gate Capital Master Fund, LLC – Series 4

40 Wall Street, Floor 28, Suite 2728

New York, NY 10005

E-mail: eloc@squaregatecapital.com

Attention: Christopher Perugini, Managing Partner

with a mandatory copy to (that shall not constitute notice) to:

Lucosky Brookman LLP

101 Wood Avenue South

Woodbridge, NJ 08830

E-mail: sbrookman@lucbro.com

Attention: Seth Brookman

Either party hereto may from time to time change its address or e-mail for notices under this Section 9.1 by giving at least ten (10) days’ prior written notice of such changed address to the other party hereto.

Section 9.2 INDEMNIFICATION. The Company (an “Indemnifying Party”) agrees to indemnify and hold harmless the Investor along with its officers, directors, employees, and authorized agents and representatives, and each Person or entity, if any, who controls such party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or the rules and regulations thereunder (an “Indemnified Party”) from and against any and all Damages, joint or several, and any and all actions in respect thereof to which the Indemnified Party becomes subject to, resulting from, arising out of or relating to (i) any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of the Indemnifying Party contained in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any registration statement pursuant to the Registration Rights Agreement or any post-effective amendment thereof or supplement thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, or (iv) any material violation or alleged material violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law, as such Damages are incurred, except to the extent such Damages result primarily from the Indemnified Party’s failure to perform any covenant or agreement contained in this Agreement or the Indemnified Party’s negligence, recklessness, fraud, willful misconduct or bad faith in performing its obligations under this Agreement; provided, however, that the foregoing indemnity agreement shall not apply to any Damages of an Indemnified Party to the extent, but only to the extent, (a) arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made by an Indemnifying Party in reliance upon and in conformity with written information furnished to the Indemnifying Party by any Indemnified Party expressly for use in the Registration Statement, or any post-effective amendment thereof or supplement thereto, or (b) resulting from the gross negligence or willful misconduct of any Indemnified Party (as determined by a final non-appealable judgment of court having jurisdiction over such matter).

Section 9.3 METHOD OF ASSERTING INDEMNIFICATION CLAIMS. All claims for indemnification by any Indemnified Party under Section 9.2 shall be asserted and resolved as follows:

(a) In the event any claim or demand in respect of which an Indemnified Party might seek indemnity under Section 9.2 is asserted against or sought to be collected from such Indemnified Party by a Person other than a party hereto or an Affiliate thereof (a “Third Party Claim”), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third-Party Claim and for the Indemnified Party’s claim for indemnification that is being asserted under any provision of Section 9.2 against an Indemnifying Party, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a “Claim Notice”) with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third-Party Claim, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to such Third-Party Claim to the extent that the Indemnifying Party’s ability to defend has been prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party as soon as practicable within the period ending fifteen(15) calendar days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the “Dispute Period”) whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under Section 9.2 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

(i) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this Section 9.3(a), then the Indemnifying Party shall have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings shall be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party shall not be indemnified in full pursuant to Section 9.2). The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party’s delivery of the notice referred to in the first sentence of this clause (i), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided, further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third-Party Claim controlled by the Indemnifying Party pursuant to this clause (i), and except as provided in the preceding sentence, the Indemnified Party shall bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may takeover the control of the defense or settlement of a Third-Party Claim at any time if it irrevocably waives its right to indemnity under Section 9.2 with respect to such Third-Party Claim.

(ii) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to this Section 9.3(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third-Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this clause (ii), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause (iii) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party’s defense pursuant to this clause (ii) or of the Indemnifying Party’s participation therein at the Indemnified Party’s request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause (ii), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

(iii) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under Section 9.2 or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the amount of Damages specified in the Claim Notice shall be conclusively deemed a liability of the Indemnifying Party under Section 9.2 and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such Third Party Claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that if the dispute is not resolved within thirty

(30) days after the Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

(b) In the event any Indemnified Party should have a claim under Section 9.2 against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under Section 9.2 specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an “Indemnity Notice”) with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party’s rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the amount of Damages specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 9.2 and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that if the dispute is not resolved within thirty (30) days after the Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

(c) The Indemnifying Party agrees to pay the Indemnified Party, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.

(d) The indemnity provisions contained herein shall be in addition to (i) any cause of action or similar rights of the Indemnified Party against the Indemnifying Party or others, and (ii) any liabilities the Indemnifying Party may be subject to.

ARTICLE X

MISCELLANEOUS

Section 10.1 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflicts of law (whether of the State of New York or any other jurisdiction).

Section 10.2 ARBITRATION. Any disputes, claims, or controversies arising out of or relating to the Transaction Documents, or the transactions, contemplated thereby, or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this Agreement to arbitrate, shall be referred to and resolved solely and exclusively by binding arbitration to be conducted before JAMS, or its successor pursuant the expedited procedures set forth in the JAMS Comprehensive Arbitration Rules and Procedures (the “Rules”), including Rules 16.1 and 16.2 of those Rules. The arbitration shall be held in New York, New York, before a tribunal consisting of three (3) arbitrators each of whom will be selected in accordance with the “strike and rank” methodology set forth in Rule 15. Either party to this Agreement may, without waiving any remedy under this Agreement, seek from any federal or state court sitting in the Southern District of New York any interim or provisional relief that is necessary to protect the rights or property of that party, pending the establishment of the arbitral tribunal. The costs and expenses of such arbitration shall be paid by and be the sole responsibility of the Company, including but not limited to the Investor’s attorneys’ fees and each arbitrator’s fees. The arbitrators’ decision must set forth a reasoned basis for any award of damages or finding of liability. The arbitrators’ decision and award will be made and delivered as soon as reasonably possibly and in any case within sixty (60) days’ following the conclusion of the arbitration hearing and shall be final and binding on the parties and may be entered by any court having jurisdiction thereof.

Section 10.3 JURY TRIAL WAIVER. THE COMPANY AND THE INVESTOR HEREBY WAIVE A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THE TRANSACTION DOCUMENTS.

Section 10.4 ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Company and the Investor and their respective successors. Neither this Agreement nor any rights of the Investor or the Company hereunder may be assigned by either party to any other Person.

Section 10.5 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the Company and the Investor and their respective successors, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as set forth in Article IX.

Section 10.6 TERMINATION. At any time, the Company shall have the option to terminate this Agreement for any reason or for no reason by delivering written notice (a “Company Termination Notice”) to the Investor electing to terminate this Agreement without any liability whatsoever of any party to any other party under this Agreement (except as set forth below). The Company Termination Notice shall not be effective until one business day after it has been received by the Investor, provided that this Agreement cannot be terminated (i) while there is an outstanding Put Notice, the shares of Common Stock under which have yet to be issued and (ii) the Company has not paid all amounts owed to the Investor pursuant to this Agreement. In addition, this Agreement shall automatically terminate on the earlier of (i) the end of the Commitment Period; (ii) the date that the Company sells and the Investor purchases the Maximum Commitment Amount; or (iii) the date that, pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, a Custodian is appointed for the Company or for all or substantially all of its property or the Company makes a general assignment for the benefit of its creditors. Following completion of the Investor’s due diligence review, which shall be no later than ten (10) Trading Days following the Execution Date (the “Due Diligence Period”), or if at any time the Company receives a final delisting notice from the Principal Market or if at any time the Common Stock fails to be listed on an Eligible Market, the Investor may terminate its obligations under this Agreement by written notice to the Company and may deem any outstanding Put Notice as withdrawn. Notwithstanding the foregoing, in the event of termination of this Agreement, the provisions of Articles III, IV, V, VI, IX and the agreements and covenants of the Company and the Investor set forth in this Article X shall survive the termination of this Agreement for the maximum length of time allowed under applicable law.

Section 10.7 ENTIRE AGREEMENT. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the Company and the Investor with respect to the matters covered herein and therein and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 10.8 FEES AND EXPENSES. Except as expressly set forth in the Transaction Documents or any other writing to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, except for the non-refundable deposit of $30,000 which the Company shall have paid to the Investor prior to the Execution Date in connection with the execution of the Term Sheet entered into between the Company and Square Gate Capital, LLC, or certain affiliates or related parties thereof to be allocated towards the Investor’s due diligence and legal costs. For the avoidance of doubt as provided herein, the Company shall pay all Transfer Agent fees, Clearing Costs, stamp taxes and other taxes and duties levied in connection with any Securities.

Section 10.9 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. This Agreement may be delivered to the other parties hereto by e-mail of a copy of this Agreement bearing the signature of the parties so delivering this Agreement.

Section 10.10 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

Section 10.11 FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 10.12 NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 10.13 EQUITABLE RELIEF. Each party acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the other by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, each party acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the such party of the provisions of this Agreement, that the other party shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

Section 10.14 TITLE AND SUBTITLES. The titles and subtitles used in this Agreement are used for the convenience of reference and are not to be considered in construing or interpreting this Agreement.

Section 10.15 AMENDMENTS; WAIVERS. No provision of this Agreement may be amended or waived by the parties from and after the date that is one (1) Trading Day immediately preceding the initial filing of the Registration Statement with the SEC. Subject to the immediately preceding sentence, (i) no provision of this Agreement may be amended other than by a written instrument signed by both parties hereto and (ii) no provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power, or privilege

Section 10.16 PUBLICITY. The Company and the Investor shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement, other than as required by law, without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor without the prior written consent of the Investor, except to the extent required by law. The Investor acknowledges that this Agreement and all or part of the Transaction Documents may be deemed to be “material contracts,” as that term is defined by Item 601(b)(10) of Regulation S-K, and that the Company may therefore be required to file such documents as exhibits to reports or registration statements filed under the Securities Act or the Exchange Act. The Investor further agrees that the status of such documents and materials as material contracts shall be determined solely by the Company, in consultation with its counsel.

** Signature Page Follows **

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the Execution Date.

HCW BIOLOGICS INC.

By:	/s/ Hing C. Wong
Name: Hing C. Wong
Title: Founder and Chief Executive Officer

SQUARE GATE CAPITAL MASTER FUND, LLC – SERIES 4

By:	/s/ Christopher Perugini
Name: Christoper Perugini
Title: Managing Partner

** Signature Page to Equity Purchase Agreement **

EXHIBIT A

FORM OF PUT NOTICE

TO: SQUARE GATE CAPITAL MASTER FUND, LLC – SERIES 4

DATE:

We refer to the Equity Purchase Agreement, dated February 20, 2025 (the “Agreement”), entered into by and between HCW Biologics Inc. and you. Capitalized terms defined in the Agreement shall, unless otherwise defined herein, have the same meaning when used herein.

We hereby:

1)	Notify you that the Maximum Put Amount as of the delivery of this Put Notice is _________.

2)	Give you notice that:

[__] we require you to purchase Put Shares in an amount equal to _________, which is not in excess of the Maximum Put Amount;

[__] we request that you purchase an amount of Put Shares equal to _________ (the “Excess Purchase Amount”) which is in excess of the Maximum Put Amount but less than or equal to $3,000,000 less the Maximum Put Amount.

If we have requested that you purchase in excess of the Maximum Put Amount, prior to the opening of trading on the Trading Day immediately following the delivery of this Put Notice please confirm if you will purchase the Maximum Put Amount, the Excess Purchase Amount or some amount of Put Shares between the Maximum Put Amount and the Excess Purchase Amount and what amount. Failure to so confirm will be deemed confirmation that you elect to purchase the Maximum Put Amount.

Subsequent to the submission of this Put Notice, the Company and the Investor may agree to increase the amount of Put Shares subject to this Put Notice in accordance with Section 2.4 of the Agreement. In the event of any such increase, following the date of the Valuation Period relating to this Put Notice, the Company will reflect the amount of Put Shares as so increased in the space provided below and resubmit this Put Notice to you for your records.

Total amount of Put Shares following an increase under Section 2.4 of the Agreement: ______

3)	Certify that, as of the date hereof, the conditions set forth in Section 7.1 of the Agreement are satisfied.

HCW BIOLOGICS INC.

By:
Name:
Title:

EXHIBIT B

FORM OF OFFICER’S CERTIFICATE

OF

HCW BIOLOGICS INC.

Pursuant to Section 7.1(j) of that certain equity purchase agreement, dated February 20, 2025 (the “Agreement”), by and between HCW Biologics Inc. (the “Company”) and Square Gate Capital Master Fund, LLC – Series 4 (the “Investor”), the undersigned, in his capacity as Chief Financial Officer of the Company, and not in his individual capacity, hereby certifies, as of the date hereof (such date, the “Condition Satisfaction Date”), the following:

1. The representations and warranties of the Company contained in the Agreement are true and correct in all material respects as of the Condition Satisfaction Date as though made on the Condition Satisfaction Date (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including the Condition Satisfaction Date, except for any conditions which have temporarily caused any representations or warranties of the Company set forth in the Agreement to be incorrect and which have been corrected with no continuing impairment to the Company or the Investor; and

2. All of the conditions precedent to the obligation of the Investor to purchase Put Shares set forth in the Agreement, including but not limited to Section 7.1 of the Agreement, have been satisfied as of the Condition Satisfaction Date.

Capitalized terms used herein shall have the meanings set forth in the Agreement unless otherwise defined herein.

IN WITNESS WHEREOF, the undersigned has hereunto affixed his hand as       .

By:
Name:
Title:

EXHIBIT C

FORM OF TRANSFER AGENT INSTRUCTION LETTER

EXHIBIT D

FORM OF REGISTRATION RIGHTS AGREEMENT

DISCLOSURE SCHEDULES

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of February 20, 2025 (the “Execution Date”), is entered into by and between HCW Biologics Inc., a corporation incorporated in the State of Delaware (the “Company”), and Square Gate Capital Master Fund, LLC - Series 4, a series limited liability company organized in the State of Delaware (together with its permitted assigns, the “Buyer”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in that certain Equity Purchase Agreement by and between the parties hereto, dated as of the Execution Date (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”).

WHEREAS:

The Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to sell to the Buyer up to Twenty Million Dollars ($20,000,000.00) of Put Shares, which amount may be increased pursuant to the terms and conditions set forth in the Purchase Agreement, and to induce the Buyer to enter into the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a. “Investor” means the Buyer, any transferee or assignee thereof to whom the Buyer assigns its rights under this Agreement in accordance with Section 9 and who agrees to become bound by the provisions of this Agreement, and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement in accordance with Section 9 and who agrees to become bound by the provisions of this Agreement.

b. “Person” means any individual or entity including but not limited to any corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

c. “Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the Securities Act and/or pursuant to Rule 415 under the Securities Act or any successor rule providing for the offering of securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such registration statement(s) by the United States Securities and Exchange Commission (the “SEC”).

d. “Registrable Securities” means all of the (i) Commitment Shares, (ii) Put Shares which have been, or which may, from time to time be issued, including without limitation all of the shares of Common Stock which have been issued or will be issued to the Investor under the Purchase Agreement (without regard to any limitation or restriction on purchases), and (iii) any and all shares of capital stock issued or issuable with respect to the Put Shares and Commitment Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitation on purchases under the Purchase Agreement.

e. “Registration Statement” means one or more registration statements of the Company on Form S-1 covering the resale of the Registrable Securities including the Initial Registration Statement and any New Registration Statement or Other Registration Statement (each as defined herein).

2. REGISTRATION.

a. Mandatory Registration. The Company shall, as soon as commercially practicable, but in no event later than by April 7, 2025 , file with the SEC an initial Registration Statement on Form S-1 covering the maximum number of Registrable Securities as shall be permitted to be included thereon in accordance with applicable SEC rules, regulations and interpretations so as to permit the resale of such Registrable Securities by the Investor, including but not limited to under Rule 415 under the Securities Act at then prevailing market prices (and not fixed prices) (the “Initial Registration Statement”). The Initial Registration Statement shall register only Registrable Securities. The Company shall use commercially reasonable efforts to have the Initial Registration Statement and any amendment thereto declared effective by the SEC no later than May 21, 2025.

b. Rule 424 Prospectus. In addition to the Initial Registration Statement, the Company shall, as required by applicable securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the Securities Act, such prospectuses and prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under each Registration Statement. The Investor and its counsel shall have a reasonable opportunity to review and comment upon such prospectuses prior to filing with the SEC, and the Company shall give due consideration to all such comments. The Investor shall use its reasonable best efforts to comment upon any prospectus within two (2) business days from the date the Investor receives the pre-filing version of such prospectus.

c. Sufficient Number of Shares Registered. In the event the number of shares available under the Initial Registration Statement is insufficient to cover all of the Registrable Securities, the Company shall amend the Initial Registration Statement or file a new Registration Statement (a “New Registration Statement”), so as to cover all of such Registrable Securities (subject to the limitations set forth in Section 2(e)) as soon as practicable, subject to any limits that may be imposed by the SEC pursuant to Rule 415 under the Securities Act, including any position of the staff of the SEC (the “Staff”) with respect to the date on which the Staff will permit such additional Registration Statement(s) to be filed with the SEC and the rules and regulations of the SEC and any Principal Market (“Regulatory Restrictions”). The Company shall use its commercially reasonable efforts to cause such amendment and/or New Registration Statement to become effective as soon as commercially practicable following the filing thereof. In the event that any of the Registrable Securities are not included in the Initial Registration Statement, or have not been included in any New Registration Statement, and the Company files any other registration statement under the Securities Act (other than on Form S-4, Form S-8, or with respect to other employee related plans or rights offerings) (an “Other Registration Statement”), then the Company shall, to the extent permitted under the Regulatory Restrictions, include in such Other Registration Statement first all of such Registrable Securities that have not been previously Registered, and second any other securities the Company wishes to include in such Other Registration Statement. The Company agrees that, subject to the exceptions and limitations set forth in the immediately preceding sentence, it shall not file any such Other Registration Statement unless all of the Registrable Securities have been included in such Other Registration Statement or otherwise have been Registered for resale as described above.

d. Effectiveness. The Investor and its counsel shall have a reasonable opportunity to review and comment upon any Registration Statement and any amendment or supplement to such Registration Statement and any related prospectus prior to its filing with the SEC, and the Company shall give due consideration to all reasonable comments. The Investor shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use commercially reasonable efforts to keep all Registration Statements effective, including but not limited to pursuant to Rule 415 promulgated under the Securities Act and available for the resale by the Investor of all of the Registrable Securities covered thereby at all times until the earlier of (i) the date as of which the Investor may sell all of the Registrable Securities without any restrictions (including any restrictions under Rule 144 promulgated under the Securities Act) and (ii) the date on which the Investor shall have sold all the Registrable Securities covered thereby and no Put Shares remain issuable under the Purchase Agreement (the “Registration Period”). In the event that any Registration Statement filed hereunder is no longer effective and Rule 144 is available for sales of the Registrable Securities, the Company shall provide an opinion upon request of the Investor that the Investor may sell any such Registrable Securities held by the Investor pursuant to Rule 144 with all costs related to such opinion to be borne by the Company. Each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

e. Offering. If the Staff or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities that does not permit such Registration Statement to become or remain effective and be used for resales by the Investor under Rule 415 at then-prevailing market prices (and not fixed prices) by comment letter or otherwise, or if after the filing of the Initial Registration Statement with the SEC pursuant to Section 2(a), the Company is otherwise required by the Staff or the SEC to reduce the number of Registrable Securities included in such Initial Registration Statement, then the Company shall reduce the number of Registrable Securities to be included in such Initial Registration Statement (after having consulted the Investor and its legal counsel as to the specific Registrable Securities to be removed therefrom) until such time as the Staff and the SEC shall so permit such Registration Statement to become effective and be used as aforesaid. In the event of any reduction in Registrable Securities pursuant to this paragraph, the Company shall file one or more New Registration Statements in accordance with Section 2(c) until such time as all Registrable Securities have been included in Registration Statements that have been declared effective and the prospectus contained therein is available for use by the Investor. Notwithstanding any provision herein or in the Purchase Agreement to the contrary, the Company’s obligations to register Registrable Securities (and any related conditions to the Investor’s obligations) shall be qualified as necessary to comport with any requirement of the SEC or the Staff as addressed in this Section 2(e).

3. RELATED OBLIGATIONS.

With respect to a Registration Statement and whenever any Registrable Securities are to be Registered pursuant to Section 2, including on any Other Registration Statement, the Company shall use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a. The Company shall prepare and file with the SEC such amendments (including post-effective amendments on Form S-1) and supplements to any Registration Statement and any Other Registration Statement and the prospectus used in connection with such Registration Statement and Other Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement or applicable Other Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement.

b. The Company shall permit the Investor to review and comment upon each Registration Statement or any Other Registration Statement and all amendments and supplements thereto at least two (2) business days prior to their filing with the SEC, and not file any document in a form to which Investor reasonably objects. The Investor shall use its commercially reasonable efforts to comment upon the Registration Statement or any Other Registration Statement and any amendments or supplements thereto within two (2) business days from the date the Investor receives the final version thereof. The Company shall furnish to the Investor, without charge, and within three (3) business days, any comments and/or any other correspondence from the SEC or the Staff to the Company or its representatives relating to the Registration Statement or any Other Registration Statement. The Company shall respond to the SEC or the Staff, as applicable, regarding the resolution of any such comments and/or correspondence as promptly as practicable and in any event within two weeks upon receipt thereof.

c. Upon request of the Investor, the Company shall furnish to the Investor, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of any Registration Statement, a copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as the Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Investor. For the avoidance of doubt, any filing available to the Investor via the SEC’s live EDGAR system shall be deemed “furnished to the Investor” hereunder.

d. The Company shall use commercially reasonable efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws in such jurisdictions in the United States as required by applicable law, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

e. As promptly as practicable after becoming aware of such event or facts, the Company shall notify the Investor in writing of the happening of any event or existence of such facts as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to the Investor (or such other number of copies as the Investor may reasonably request). The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment thereto has become effective (notification of such effectiveness shall be delivered to the Investor by email or facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to any Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

f. The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of any registration statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose. In addition, if the Company shall receive any comment letter from the SEC relating to any Registration Statement under which Registrable Securities are Registered, the Company shall notify the Investor of the issuance of such order and use its best efforts to address such comments in a manner satisfactory to the SEC.

g. The Company shall use its commercially reasonable efforts to (i) cause all the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section.

h. The Company shall cooperate with the Investor to facilitate the timely preparation and delivery of DWAC Shares representing the Registrable Securities to be offered pursuant to any Registration Statement. “DWAC Shares” means shares of Common Stock that are (i) issued in electronic form, (ii) freely tradable and transferable and without restriction on resale and (iii) timely credited by the Company to the Investor’s or its designee’s specified DWAC account with The Depository Trust Company (“DTC”) under the DTC/FAST Program, or any similar program hereafter adopted by DTC performing substantially the same function.

i. The Company shall at all times maintain the services of its Transfer Agent and registrar with respect to its Common Stock.

j. If reasonably requested by the Investor, the Company shall (i) immediately incorporate in a prospectus supplement or post-effective amendment such information relating solely to the Investor as the Investor believes should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as practicable upon notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement.

k. The Company shall use its commercially reasonable efforts to cause the Registrable Securities covered by any Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

l. Within one (1) business day after any Registration Statement which includes Registrable Securities is declared effective by the SEC, or any prospectus supplement or post-effective amendment including Registrable Securities is filed with the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the Transfer Agent for such Registrable Securities (with copies to the Investor) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A. Thereafter, if requested by the Investor at any time, the Company shall require its counsel to deliver to the Investor a written confirmation whether or not (i) the effectiveness of such Registration Statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) (ii) any comment letter has been issued by the SEC and (iii) whether or not the Registration Statement is current and available to the Investor for sale of all of the Registrable Securities.

m. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to any Registration Statement.

4. OBLIGATIONS OF THE INVESTOR.

a. The Company shall notify the Investor in writing of the information the Company reasonably requires from the Investor in connection with any Registration Statement hereunder. The Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. Notwithstanding the foregoing, the Registration Statement shall contain the “Selling Stockholder” and “Plan of Distribution” sections, each in substantially the form provided to the Company by the Investor.

b. The Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder and responding to the comments and queries from the SEC in connection therewith unless its counsel shall otherwise advise.

c. The Investor agrees that, upon receipt of any notice from the Company of the happening of any event or existence of facts of the kind described in Section 3(f) or the first sentence of Section 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until withdrawal of a stop order contemplated by Section 3(f) or the Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e). Notwithstanding anything to the contrary, the Company shall cause its Transfer Agent to promptly issue DWAC Shares in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of Section 3(e) and for which the Investor has not yet settled.

5. EXPENSES OF REGISTRATION.

All reasonable expenses, other than sales or brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees incurred by the Company, and fees and disbursements of counsel for the Company (but not counsel for the Investor), shall be paid by the Company.

6. INDEMNIFICATION.

a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, each Person, if any, who controls or is under common control with the Investor, the members, the directors, officers, partners, employees, agents, representatives of the Investor and each Person, if any, who is an “affiliate” of the Investor within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement, any Other Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) in which Registrable Securities are offered or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or any Other Registration Statement or (iv) any material violation by the Company of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information about the Investor furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of a Registration Statement, any Other Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); (ii) with respect to any superseded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); and (iv) shall not cover Violations caused by a material breach of any Indemnified Person’s representations, warranties or covenants under the Transaction Documents, any Indemnified Person’s violation of state or federal securities laws or any conduct by any Indemnified Person that constitutes fraud, gross negligence or willful misconduct (as determined by a final non-appealable judgment of court having jurisdiction over such matter). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.

b. Promptly after receipt by an Indemnified Person under this Section 6 of notice of the commencement of any action or proceeding by a third party, which shall be deemed to include any claim by a shareholder of the Company (including any governmental action or proceeding), involving a Claim, such Indemnified Person shall, if a Claim in respect thereof is to be made against the Company under this Section 6, deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and to the Indemnified Person; provided, however, that an Indemnified Person shall have the right to retain its own counsel with the fees and expenses to be paid by the Company. The Indemnified Person shall reasonably cooperate with the Company in connection with any negotiation or defense of any such action or third party Claim by the Company and shall furnish to the Company all information reasonably available to the Indemnified Person which relates to such action or third party Claim. The indemnifying party shall keep the Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not, without the consent of the Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect to such third party Claim or litigation. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnified Person under this Section 6, except to the extent that the Company is prejudiced in its ability to defend such action. An indemnifying party’s obligations under this Section 6 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld, delayed, denied, or conditioned.

c. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

d. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Person against the Company or others, and (ii) any liabilities the Company may be subject to pursuant to the law.

7. CONTRIBUTION.

To the extent any indemnification by the Company is prohibited or limited by law, the Company agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law.

8. REPORTS AND DISCLOSURE UNDER THE SECURITIES ACTS.

With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees, at the Company’s sole expense, to:

a. make and keep “current public information” available, as such term is understood and defined in Rule 144;

b. file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

c. furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting and or disclosure provisions of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration; and

d. take such additional action as is reasonably requested by the Investor to enable the Investor to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Company’s Transfer Agent as may be requested from time to time by the Investor at the Company’s expense and otherwise fully cooperate with Investor and Investor’s broker to effect such sale of securities pursuant to Rule 144.

The Company agrees that damages may be an inadequate remedy for any breach of the terms and provisions of this Section 8 and that Investor shall, whether or not it is pursuing any remedies at law, be entitled to equitable relief in the form of a preliminary or permanent injunctions, without having to post any bond or other security, upon any breach or threatened breach of any such terms or provisions.

9. ASSIGNMENT OF REGISTRATION RIGHTS.

The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer. The Buyer, or any Investor, may not assign its rights under this Agreement without the written consent of the Company other than to an affiliate of such Investor.

10. AMENDMENT OF REGISTRATION RIGHTS.

No provision of this Agreement may be (i) amended other than by a written instrument signed by both parties hereto or (ii) waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

11. MISCELLANEOUS.

a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:

2929 North Commerce Parkway

Miramar, FL 33025

Attention: Hing C. Wong and Nicole Valdivieso, Esq.

E-mail: hingwong@hcwbiologics.com and legal@hcwbiologics.com

With a mandatory copy (which shall not constitute notice) to:

Clark Hill

130 East Randolph Street

Suite 3900

Chicago, IL 60601

Attention: James F. Groth

Email: jgroth@clarkhill.com

If to the Investor:

Square Gate Capital Master Fund, LLC -

Series 4

40 Wall Street

Floor 28, Suite 2728

New York, NY 10005

E-mail: eloc@squaregatecapital.com

Attention: Christopher Perugini, Managing Partner

with a mandatory copy to (that shall not constitute notice)

Lucosky Brookman LLP

101 Wood Avenue South

Woodbridge, NJ 08830

E-mail: sbrookman@lucbro.com

Attention: Seth Brookman

or at such other address and/or email address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) business days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s email account containing the time, date, recipient email address, as applicable, and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by email or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

c. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

d. Any disputes, claims, or controversies hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein shall be referred to and resolved solely and exclusively by binding arbitration to be conducted before JAMS, or its successor pursuant the expedited procedures set forth in the JAMS Comprehensive Arbitration Rules and Procedures (the “Rules”), including Rules 16.1 and 16.2 of those Rules. The arbitration shall be held in New York, New York, before a tribunal consisting of three (3) arbitrators each of whom will be selected in accordance with the “strike and rank” methodology set forth in Rule 15. Either party to this Agreement may, without waiving any remedy under this Agreement, seek from any federal or state court sitting in the Southern District of New York any interim or provisional relief that is necessary to protect the rights or property of that party, pending the establishment of the arbitral tribunal. The costs and expenses of such arbitration shall be paid by and be the sole responsibility of the Company, including but not limited to the Buyer’s attorneys’ fees and each arbitrator’s fees. The arbitrators’ decision must set forth a reasoned basis for any award of damages or finding of liability. The arbitrators’ decision and award will be made and delivered as soon as reasonably possible and in any case within sixty (60) days’ following the conclusion of the arbitration hearing and shall be final and binding on the parties and may be entered by any court having jurisdiction thereof.

e. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

f. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

g. This Agreement and the Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

h. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.

i. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

j. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission or by e-mail in a “.pdf” format data file of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

k. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

l. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

m. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the Execution Date.

THE COMPANY:

HCW BIOLOGICS INC.

By:	/s/ Hing C. Wong
Name: Hing C. Wong
Title: Founder and Chief Executive Officer

BUYER:

SQUARE GATE CAPITAL MASTER FUND, LLC – SERIES 4

By:	/s/ Christopher Perugini
Name: Christopher Perugini
Title: Managing Partner

EXHIBIT A

TO REGISTRATION RIGHTS AGREEMENT

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

[     ] [  ], 2025

Equiniti Trust Company, LLC

48 Wall St

Floor 23

New York, NY 10005

Re: EFFECTIVENESS OF REGISTRATION STATEMENT

Ladies and Gentlemen:

We are counsel to HCW Biologics Inc., a corporation incorporated in the State of Delaware (the “Company”), and have represented the Company in connection with that certain Equity Purchase Agreement, dated as of February 20, 2025 (the “Purchase Agreement”), entered into by and between the Company and Square Gate Capital Master Fund, LLC—Series 4 (the “Buyer”) pursuant to which the Company has agreed to issue to the Buyer shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), in an amount up to Twenty Million Dollars ($20,000,000.00), which amount may be increased pursuant to the terms and conditions set forth in the Purchase Agreement (the “Put Shares”), in accordance with the terms of the Purchase Agreement. In connection with the transactions contemplated by the Purchase Agreement, the Company has registered with the U.S. Securities & Exchange Commission the following shares of Common Stock:

(1)     Put Shares to be issued to the Buyer upon purchase from the Company by the Buyer from time to time in accordance with the Purchase Agreement; and

(2)     Commitment Shares which were issued to the Buyer pursuant to the Purchase Agreement.

Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement, of even date with the Purchase Agreement with the Buyer (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Put Shares and the Commitment Shares under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Equity Purchase Agreement and the Registration Rights Agreement, on February 20, 2025, the Company filed a Registration Statement (File No. 333-[      ]) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the resale of the Put Shares and the Commitment Shares.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [ ] [A.M./P.M.] on [ ], 2025 and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Put Shares are available for resale under the Securities Act pursuant to the Registration Statement and may be issued without any restrictive legend.

Very truly yours, [Company Counsel]

By:

cc: Square Gate Capital Master Fund, LLC - Series 4

Appendix B

BINDING TERM SHEET FOR CONVERSION OF SENIOR SECURED NOTES

HCW Biologics Inc. (the “Company”) and the undersigned holders (each, a “Noteholder”) of promissory notes of the Company are parties to (1) that certain Amended and Restated Senior Secured Note Purchase Agreement dated as of July 2, 2024, as amended (the “Note Purchase Agreement”), pursuant to which the Company issued to each Noteholder a Senior Secured Promissory Note representing each Noteholder’s investment in the Company (as amended, the “Notes”), (2) that certain Amended and Restated Pledge Agreement dated as of July 2, 2024 (the “Pledge Agreement”), and (3) that certain Amended and Restated Escrow Agreement dated as of July 2, 2024 (the “Escrow Agreement”). Capitalized terms used in this Term Sheet without further definition are used herein as defined in the Note Purchase Agreement.

Pursuant to Section 6 of the Note Purchase Agreement, the parties agreed to “negotiate in good faith terms and conditions for an amendment to [the Note Purchase Agreement]” under which the Notes would be converted into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), following final resolution of the Arbitration and a bona fide equity financing with proceeds of at least $5.0 million. The Arbitration has been resolved and dismissed, and the Company completed a $6.9 million equity financing on November 18, 2024.

This Binding Term Sheet sets forth the principal terms upon which the Company and the Noteholders have agreed that the outstanding principal and accrued interest under the Notes will be converted to shares of Common Stock (the “Conversion”).

The parties agree that they will execute appropriate amendments to the Note Purchase Agreement, Notes, Pledge Agreement and Escrow Agreement (together, the “Amendment”) providing for such conversion in accordance with this Binding Term Sheet, such Amendment to be effective upon approval of the Conversion at a special meeting of the Company’s stockholders to be called and held as soon as commercially practicable after the execution of this Binding Term Sheet (“Stockholder Approval”).

Conversion Terms Subject to Stockholder Approval:	The Company has scheduled a Special Stockholders’ Meeting for March 31, 2025, at which time the stockholders of the Company will be asked to approve the conversion terms. None of the Noteholders will be entitled to vote for this measure.

Conversion Price:	Outstanding Principal amount of the Notes will be converted into shares of Common Stock (“Conversion Shares”) at $0.65 per share, as adjusted for any stock split, reverse stock split, stock dividend, combination or other recapitalization with respect to the Common Stock (the “Conversion Price”) as promptly as commercially practicable following Stockholder Approval. Any unpaid accrued interest under the Notes will be paid in cash upon Conversion thereof. In connection with the Conversion, the Notes will be cancelled and all converting Noteholders’ rights to payments of principal, interest, bonus and other amounts in respect thereof will be extinguished.

Warrants:	Each converting Noteholder will receive warrants (“Warrants”) to purchase a number of shares of Common Stock equal to 50% of the number of Conversion Shares received by such Noteholder at an exercise price equal to the Conversion Price, exercisable for a period of 5-years from the date of issuance.

Lock-up:	The Conversion Shares will be subject to a 180-day lock-up period following the issuance thereof (the “Lock-up Period”).

Registration:	Conversion Shares and shares of Common Stock underlying the Warrants will not be registered upon issuance. The Company will prepare and file a resale registration statement with the SEC with respect to such shares and make commercially reasonable efforts to cause such registration statement to be declared effective at the end of the Lock-up Period.

Allocation of Wugen Proceeds:	The Amendment will provide that, notwithstanding conversion of the Notes, the Pledged Shares will remain in Escrow under the Escrow Agreement until occurrence of a Mandatory Prepayment Event. Following a Mandatory Prepayment Event, the Company will receive and retain 48.45% of the Wugen Proceeds, and the converting Noteholders will receive a pro rata share of 51.55% of the Wugen Proceeds equal to the quotient of the principal amount of the Noteholder’s converted Note divided by $6,905,000. See Exhibit A for a table setting forth the post-conversion Common Stock and Warrants that would be held by each Noteholder, as well as the number of Wugen Shares the proceeds of which would be allocated to them, in the event of conversion by all Noteholders.

Execution	Noteholders’ signed term sheet to be returned to Nicole Valdivieso, Esq., VP Legal Affairs, HCW Biologics Inc., nicolevaldivieso@hcwbiologics.com by the close of business on February 20, 2025.

ACCEPTED AND AGREED as of February 20, 2025:

HCW BIOLOGICS INC.

By:	/s/ Hing C. Wong
Its:	Founder and CEO

NOTEHOLDERS:

O’NEILL AAF LLC

By:	/s/ George D. O’Neill, Jr.	/s/ Hing C. Wong
	George D. O’Neill, Jr., Manager	DR. HING C. WONG

	/s/ Chris Cheung	/s/ Ling Cheung
	CHRIS CHEUNG	LING CHEUNG

	/s/ Michael Poon	/s/ Manwah Wong
	MICHAEL POON	MANWAH WONG

	/s/ Ho Cheung Wong	/s/ Hoi Sang Yeung
	HO CHEUNG WONG	HOI SANG YEUNG

	/s/ R. Kemp Riechmann	/s/ Benjamin J. Patz
	R. KEMP RIECHMANN, Trustee of Revocable Trust of Roland Kemp Riechman	BENJAMIN J. PATZ

	/s/ Rebecca Byam	/s/ Scott T. Garrett
	REBECCA BYAM	SCOTT T. GARRETT

	/s/ Gary M. Winer	/s/ Rick S. Greene
	GARY M. WINER	RICK S. GREENE

/s/ Lee Flowers
	LEE FLOWERS	GERALD M. KLUFT, Trustee of the Gerald M. Kluft Revocable Trust

/s/ Kathy Chiu
	KATHY CHIU	JACK BROOKS

Exhibit A

	Holder	HCWB Conversion Shares	5-Year - 50% Warrant Coverage in $	Warrants for HCWB Common Shares	Wugen Shares
1	Dr. Hing C. Wong	3,700,000	$1,202,500	1,850,000	386,962
2	Chris Cheung and Ling Cheung	346,154	112,500	173,077	36,692
3	Michael Poon and Manwah Wong	153,847	50,000	76,923	16,307
4	Ho Cheung Wong	92,308	30,000	46,154	9,785
5	Ho Sang Yeung (Kelly)	384,616	125,000	192,308	40,769
6	R. Kemp Riechmann Trustee Revocable Trust of Roland Kemp Riechmann	384,616	125,000	192,308	40,769
7	Benjamin J. Patz	461,539	150,000	230,769	48,922
8	Rebecca Byam	338,462	110,000	169,231	35,876
9	Scott T. Garrett	215,385	70,000	107,692	22,830
10	Gary M. Winer	92,308	30,000	46,154	9,785
11	Rick S. Greene	38,462	12,500	19,231	4,077
12	Lee Flowers	38,462	12,500	19,231	4,077
13	O’Neill AAF LLC	3,846,154	1,250,000	1,923,077	407,684
14	Gerald M. Kluft TrusteeGerald M. Kluft Revocable Trust	384,616	125,000	192,308	40,769
15	Kathy Chiu	30,770	10,000	15,385	3,262
16	Jack Brooks	115,385	37,500	57,692	12,230

	Subtotal for Senior Secured Note Holders	10,623,084	$3,452,500	5,311,540	1,120,793	51.55%
	HCWB retained				1,053,518	48.45%

	Total				2,174,311	100.00%

SCAN TO VIEW MATERIALS & VOTE HCW BIOLOGICS INC. 2929 N. COMMERCE PKWY MIRAMAR, FL 33025 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 03/30/2025 for shares held directly and by 11:59 P.M. ET on 03/26/2025 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/HCWB2025SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 03/30/2025 for shares held directly and by 11:59 P.M. ET on 03/26/2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR Proposals 1 and 2. For Against Abstain For Against Abstain 1. To approve an amendment to the Company’s Certificate of Incorporation on or before the one-year anniversary of the Special Meeting to implement reverse stock splits of the outstanding shares of our Common Stock in a range from one-for-twenty (1:20) up to one-for-fifty (1:50), all as determined in the sole discretion of the Company’s Board of Directors. 2. To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of our Common Stock, or such lesser number of shares as the Board of Directors determines, pursuant to the Company’s Equity Line of Credit (as defined in the Proxy Statement (the “ELOC Proposal”)). The Board of Directors does not have a recommendation for voting on the following proposal: 3. To approve, for purposes of complying with Nasdaq Listing Rules 5635(c) and 5635(d), the issuance of shares of our Common Stock upon conversion of up to $6,905,000 of principal amount of Senior Secured Notes issued by the Company to certain investors therein, including certain officers, directors and stockholders of the Company, pursuant to the Principal Terms as defined in the Proxy Statement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000660128_1 R1.0.0.2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Special Proxy is available at www.proxyvote.com HCW BIOLOGICS INC. Special Meeting of Stockholders March 31, 2025 10:00 AM EST This proxy is solicited by the Board of Directors The Stockholder(s) hereby appoint(s) Dr. Hing C. Wong, Chief Executive Officer, and Rebecca Byam, Chief Financial Officer, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of HCW BIOLOGICS INC. that the Stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM, EST on March 31, 2025, virtually at www.virtualshareholdermeeting.com/ HCWB2025SM, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side 0000660128_2 R1.0.0.2